  As Filed with the Securities and Exchange Commission on February 28, 2003
================================================================================
                                                 Registration File No. 333-62162
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  -------------
                                    FORM N-6
                                    ---------



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       ( )

PRE-EFFECTIVE AMENDMENT NO. ___                               ( )

POST-EFFECTIVE AMENDMENT NO. 2                                ( X )



                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                   ( )
AMENDMENT NO.1                                                ( X )

                        (Check appropriate box or boxes.)


                      TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1
                           (Exact name of registrant)

                        TIAA-CREF LIFE INSURANCE COMPANY
                               (Name of depositor)
                                730 Third Avenue
                             New York, NY 10017-3206
              (Address of depositor's principal executive offices)
        Depositor's Telephone Number, including Area Code: (800) 223-1200


                  Lisa Snow, Esq.                                Copy to:
           TIAA-CREF Life Insurance Company                 Steven B. Boehm, Esq.
                   730 Third Avenue                    Sutherland Asbill & Brennan LLP
                New York, NY 10017-3206                1275 Pennsylvania Avenue, N.W.
        (Name and address of agent for service)           Washington, DC 20004-2415


It is proposed that this filing will become effective (check appropriate box)

      ( )   immediately upon filing pursuant to paragraph (b).

      ( )   on ___________ pursuant to paragraph (b).

      ( )   60 days after filing pursuant to paragraph (a)(1).

      (X)   on May 1, 2003, pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

( ) This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 ---------------

                      Title of Securities Being Registered:
     Flexible Premium Individual Variable Universal Life Insurance Policies Flexible Premium Last Survivor Variable Universal Life Insurance Policies

                                    FLEXIBLE PREMIUM
                   INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                           and

                                    FLEXIBLE PREMIUM
                 LAST SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                        Issued by

                          TIAA-CREF LIFE SEPARATE ACCOUNT VLI-I

                                           and

                            TIAA-CREF LIFE INSURANCE COMPANY

                                    730 THIRD AVENUE
                              NEW YORK, NEW YORK 10017-3206

                                TELEPHONE: (800) 223-1200

PROSPECTUS

      May 1, 2003

This prospectus describes a flexible premium variable universal life insurance policy (the "Policy") issued by TIAA-CREF Life Insurance Company (the "Company"). We issue the policy on either a single life or last survivor basis. If you purchase the Policy on a single life basis, we will pay the Death Benefit Proceeds upon the death of the Insured. If you purchase the Policy on a last survivor basis, we will pay the Death Benefit Proceeds only upon the death of the Last Insured.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured(s). This prospectus provides information that a prospective Owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy.

You can allocate your Policy's values to:

      -     the Fixed-Rate Account, which credits a specified rate of interest;
            or

      - TIAA-CREF Life Separate Account VLI-1 (the "Separate Account"), which invests in the following Portfolios of the TIAA-CREF Life
            Funds:

            -     Stock Index Fund

            -     Growth Equity Fund

            -     Growth and Income Fund

            -     International Equity Fund

            -     Social Choice Equity Fund

Note that the attached prospectus for the TIAA-CREF Life Funds provides information for portfolios that are not available through the Policies. When you consult the attached prospectus, you should be careful to refer only to the information regarding the Portfolios listed above.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

A prospectus for these Portfolios must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

PLEASE NOTE THAT THE POLICY AND THE PORTFOLIOS:

            -     ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

            -     ARE NOT FEDERALLY INSURED;

            -     ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

            -     ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

                                TABLE OF CONTENTS

POLICY BENEFITS AND RISKS SUMMARY................................................1
      POLICY BENEFITS............................................................1
      POLICY RISKS...............................................................2
      PORTFOLIO RISKS............................................................4
FEE TABLE........................................................................4
THE POLICY......................................................................10
      PURCHASING A POLICY.......................................................10
      REPLACING EXISTING INSURANCE..............................................10
      WHEN INSURANCE COVERAGE TAKES EFFECT......................................10
      RIGHT TO CANCEL...........................................................10
      OWNERSHIP AND BENEFICIARY RIGHTS..........................................11
      MODIFYING THE POLICY......................................................11
PREMIUMS........................................................................11
      PREMIUM LIMITATIONS.......................................................12
      ALLOCATING PREMIUMS.......................................................13
      DELAY IN ALLOCATIONS......................................................13
POLICY VALUES...................................................................14
      POLICY VALUE..............................................................14
      CASH SURRENDER VALUE......................................................14
      INVESTMENT ACCOUNT VALUE..................................................14
      UNIT VALUE................................................................15
      FIXED-RATE ACCOUNT VALUE..................................................15
DEATH BENEFIT...................................................................16
      DEATH BENEFIT PROCEEDS....................................................16
      DEATH BENEFIT OPTIONS.....................................................16
      CHANGING DEATH BENEFIT OPTIONS............................................17
      ACCELERATED DEATH BENEFIT.................................................18
      CHANGING THE FACE AMOUNT..................................................18
      PAYMENT METHODS...........................................................20
SURRENDERS AND PARTIAL WITHDRAWALS..............................................20
      SURRENDERS................................................................20
      PARTIAL WITHDRAWALS.......................................................20
TRANSFERS.......................................................................21
      DOLLAR COST AVERAGING.....................................................21
      OPTION TO EXCHANGE THIS POLICY FOR A PAID-UP LIFE INSURANCE POLICY........22
LOANS...........................................................................23
      LOAN CONDITIONS:..........................................................23
      EFFECT OF POLICY LOANS....................................................24
TELEPHONE AND INTERNET REQUEST..................................................24
POLICY LAPSE AND REINSTATEMENT..................................................25
      LAPSE.....................................................................25
      REINSTATEMENT.............................................................25
THE COMPANY AND THE FIXED-RATE ACCOUNT..........................................25
      TIAA-CREF LIFE INSURANCE COMPANY..........................................25
      THE FIXED-RATE ACCOUNT....................................................26
THE SEPARATE ACCOUNT AND THE PORTFOLIOS.........................................26
      THE SEPARATE ACCOUNT......................................................26
      THE PORTFOLIOS............................................................26
      CHANGES TO THE SEPARATE ACCOUNT...........................................28
      VOTING PORTFOLIO SHARES...................................................29
CHARGES AND DEDUCTIONS..........................................................29
      PREMIUM EXPENSE CHARGE....................................................30
      MONTHLY CHARGE............................................................30



      SURRENDER CHARGES.........................................................33
      DAILY CHARGES.............................................................33
      TRANSFER CHARGE...........................................................33
      ACCELERATED DEATH BENEFIT FEE.............................................33
      LOAN INTEREST CHARGE......................................................33
      PORTFOLIO EXPENSES........................................................34
FEDERAL TAX CONSIDERATIONS......................................................34
      TAX TREATMENT OF POLICY BENEFITS..........................................35
      OUR INCOME TAXES..........................................................37
RIDERS..........................................................................37
SALE OF THE POLICY..............................................................38
ADDITIONAL INFORMATION..........................................................38
      STATE VARIATIONS..........................................................38
      PERFORMANCE DATA..........................................................38
      LEGAL PROCEEDINGS.........................................................39
      FINANCIAL STATEMENTS......................................................39
GLOSSARY.......................................................................G-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS..........................G-4

POLICY BENEFITS AND RISKS SUMMARY

      The Policy is a flexible premium variable universal life insurance policy. The Policy may be issued on either a single life or last survivor basis. The Policy offers a choice of investments and an opportunity for Policy Value and death benefit to grow based on the investment results of the Investment Options. The Policy Value and death benefit may go up or down on any day depending on the investment results of the Investment Option you select, the Premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE THAT POLICY VALUES WILL INCREASE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

      This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                POLICY BENEFITS

DEATH BENEFIT

- DEATH BENEFIT PROCEEDS. We pay Death Benefit Proceeds to the Beneficiary upon receipt at our Administrative Office of satisfactory proof of death of the Insured on a single life Policy or both Insureds on a last survivor Policy. The Death Benefit Proceeds equal the death benefit and any additional insurance provided by Riders less: (a) any Outstanding Loan Amounts and (b) any unpaid Monthly Charges.

- DEATH BENEFIT OPTIONS. You may choose between two death benefit options under the Policy. After the first Policy Year, you may change death benefit options while the Policy is in force. We calculate the death benefit under each death benefit option as of the date of death of the Insured on a single life Policy or the Last Insured on a last survivor Policy. A CHANGE IN DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.

            -     DEATH BENEFIT OPTION 1 is equal to the greater of:

                  - the Face Amount (which is the amount of insurance you select); or

                  -     the minimum death benefit required under the Code.

            -     DEATH BENEFIT OPTION 2 is equal to the greater of:

                  -     the Face Amount plus the Policy Value; or

                  -     the minimum death benefit required under the Code.

- CHOICE OF TAX TEST. The Code requires that the Policy's death benefit not be less than certain amounts defined in the Code. In most states, when you apply for your Policy the Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. The Guideline Premium Test generally allows you to maintain a higher Policy Value in relation to the death benefit options and, thereby, reduce the net amount at risk under the Policy. The Cash Value Accumulation Test generally allows you to maximize your Policy Value during the earlier Policy Years because more Premiums may be paid into the Policy under this test. ONCE THE POLICY IS ISSUED, YOU CANNOT CHANGE THE TAX LAW TEST. YOU SHOULD CONSULT A TAX ADVISER AS TO THE SELECTION OF THE TAX LAW TEST BEFORE APPLYING FOR THE POLICY.

- CHANGING THE FACE AMOUNT. You select the Face Amount when you apply for the Policy. Subject to certain conditions, after the first Policy Year and while the Policy is in force, you may change the Face Amount. CHANGING
      THE FACE AMOUNT MAY HAVE TAX CONSEQUENCES.

- ACCELERATED DEATH BENEFIT. Under the Accelerated Death Benefit feature, you may receive accelerated payment of part or all of your death benefit if an Insured develops a terminal illness. AN ACCELERATION OF DEATH BENEFITS MAY HAVE TAX CONSEQUENCES.

RIGHT TO CANCEL, SURRENDERS, AND PARTIAL WITHDRAWALS

- RIGHT TO CANCEL PERIOD. When you receive your Policy, the Right to Cancel Period begins. You may return your Policy during this period and receive a refund. Some states require us to refund all payments if you return your Policy during the Right to Cancel Period.

- SURRENDERS. At any time while the Policy is in force, you may make an Acceptable Request to Surrender your Policy and receive the Cash Surrender Value. The Cash Surrender Value is equal to the Policy Value minus any Outstanding Loan Amount. A SURRENDER MAY HAVE TAX CONSEQUENCES.

- PARTIAL WITHDRAWALS. After the first Policy Year, you may make an Acceptable Request to withdraw part of the Cash Surrender Value. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

      - You must request at least $1,000 or the entire value in a specified Investment Option, if less.

      - If Death Benefit Option 1 is in effect, we will reduce the Initial Face Amount and any in force Face Amount increases you've asked for by the amount of the partial withdrawal in proportion to your Face Amount before the withdrawal.

      - Unless you specify otherwise, we will deduct the requested partial withdrawal from the accounts available under the Investment Options in proportion to the value in each account.

TRANSFERS AND LOANS

- TRANSFERS. You may make transfers among the various accounts available under the Investment Options. The minimum amount you may transfer from an Investment Account or the Fixed-Rate Account is the lesser of $250 or the total value in the Investment Account or Fixed-Rate Account.

- LOANS. You may take a loan (minimum $1,000) from your Policy at any time after the end of the Right to Cancel Period while the Insured is still living or, in the case of a last survivor Policy, while either Insured is still living. The maximum loan amount you may take is 90% of the Cash Surrender Value.

You may increase your risk of Lapse if you take a loan. LOANS MAY HAVE TAX CONSEQUENCES.

      - We charge you interest on your loan at a maximum annual rate of the greater of 4% or the published monthly average for the calendar month ending 2 months before the month in which a Policy Year begins.

      - We credit interest on amounts in the Loan Account ("earned interest rate") at a minimum annual interest rate of 2% less than the charged interest rate then in effect for the first 15 Policy Years, and 0.5% less than the charged interest rate then in effect thereafter. The earned interest rate will never be less than 3%.

      - You may repay all or part of your Outstanding Loan Amounts at any time while an Insured is alive and the Policy is in force.

      - We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy.

                                  POLICY RISKS

INVESTMENT RISK

If you invest your Policy Value in one or more Investment Accounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Value will decrease. In addition, we deduct Policy fees and charges from you Policy Account Value, which can significantly reduce your Policy Account Value. During times of poor investment performances, this deduction will have an even greater impact on your Policy Account Value. You COULD lose everything you invest. If you allocate Net Premiums to the Fixed-Rate Account, then we credit your Policy Value (in the Fixed-Rate Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

LONG-TERM INVESTMENT

THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to Surrender it or make a partial withdrawal in the near future. We designed the Policy to meet long-term financial goals. Partial withdrawals are not permitted during the first Policy Year.

RISK OF LAPSE

If your Cash Surrender Value is not enough to pay the Monthly Charge, your Policy may enter a Grace Period. We will notify you that the Policy will Lapse unless you make a sufficient payment during the Grace Period. Your Policy generally will not Lapse if you make a payment before the end of the Grace Period that is sufficient to make your Cash Surrender Value positive. You may reinstate a Lapsed Policy, subject to certain conditions.

TAX RISKS

We anticipate that the Policy should qualify as a life insurance contract under Federal tax law. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives, and there is more uncertainty as to these contracts. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, the death benefit under a Policy is excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be subject to federal income tax on these proceeds.

Depending on the total amount of Premiums you pay or changes you make to the Policy, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then Surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on Surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions unless the Policy Lapses while a loan is outstanding. Finally, distributions and loans from a Policy that is not a MEC are not subject to the 10% penalty tax. It is not clear that we can take effective action in all possible circumstances to prevent a Policy from being classified as a MEC.

The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

SEE "FEDERAL TAX CONSIDERATIONS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

LOAN RISKS

A policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Investment Accounts and/or Fixed-Rate Account as collateral, and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Accounts or receive any higher current interest rate credited to the Fixed-Rate Account.

We reduce the amount we pay on the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy by the amount of any Outstanding Loan Amounts. Your Policy may Lapse if your Outstanding Loan Amounts reduce the Cash Surrender Value to zero.

A LOAN MAY HAVE TAX CONSEQUENCES.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Portfolio may be found in the Prospectus of the TIAA-CREF Life Funds. Please refer to the TIAA-CREF Life Funds prospectus for more information.

FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and Surrendering the Policy. Certain of these fees and charges are payable only if you choose an optional Rider. If the amount of a charge varies depending on the individual characteristics of the Owner or Insured, such as Issue Age, sex or Underwriting Class, the tables show the minimum and maximum possible charges as well as the charges for a typical Owner or Insured. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insured may pay, but these charges may not be representative of the amount you actually pay.

The first table describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, Surrenders the Policy, or transfers Policy Value among the Investment Options.

                                             TRANSACTION FEES
                                             ----------------

          CHARGE               WHEN CHARGE IS                               AMOUNT DEDUCTED
          ------               --------------                               ---------------
                                  DEDUCTED
                                  --------

                                                      MAXIMUM GUARANTEED CHARGE          CURRENT CHARGE
                                                      ---------------------------        --------------

PREMIUM EXPENSE CHARGE(1)      Upon receipt of        6.0% of each Premium payment     4.0% of each Premium
                            each Premium payment                                             payment

SURRENDER CHARGE                Not applicable                   None                         None

TRANSFER CHARGE(2)               Upon transfer              $25 per transfer                   $0







(1) We reserve the right to reduce or waive the Premium Expense Charge for particular contracts when we anticipate that our administration expenses will be lower. In addition, we reserve the right to waive the premium expense charge for particular contracts when no premium tax is incurred.

(2) We do not assess a transfer charge for the first 12 transfers each Policy Year. We do not currently charge for transfers, but we reserve the right to charge $25 for each transfer in excess of 12 in a Policy Year.

The next table describes the fees and expenses that an Owner will pay periodically during the time that he or she owns the Policy, not including the fees and expenses of the Portfolios.


                         PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
                         --------------------------------------------------------

            CHARGE                 WHEN CHARGE IS                        AMOUNT DEDUCTED
            ------                 --------------                        ---------------
                                      DEDUCTED
                                      --------
                                                      MAXIMUM GUARANTEED CHARGE           CURRENT CHARGE
                                                      -------------------------           --------------

POLICY UNIT CHARGE:(3)

    Single Life Policy

    Minimum and Maximum Charge         Monthly              Annual rate of           Annual rate of $0.60 per
                                                       $0.24-$1.20 per 1,000 of      1,000 of Face Amount (or
                                                       Face Amount (or increase      increase in Face Amount)(4)
                                                            in Face Amount)

    Charge for an Insured              Monthly               $270 annually                  $150 annually
    with Issue Age of 46 and
    a Face Amount of $250,000
    during the first Policy
    Year

   Last Survivor Policy

    Minimum and Maximum Charge         Monthly              Annual rate of           Annual rate of $0.96 per
                                                       $0.00-$1.50 per 1,000 of      1,000 of Face Amount (or
                                                       Face Amount (or increase      increase in Face
                                                            in Face Amount)          Amount)(5)

    Charge for Insureds                Monthly                  $1,500                      $960
    with Issue Age of 62 and
    a Face Amount of $1,000,000
    during the first Policy
    Year

POLICY FEE:(6)

   Single Life Policy

    Minimum and Maximum Charge         Monthly             $72-$600 annually                $72-$600 annually


(3) The maximum guaranteed policy unit charge varies based on the Issue Age, Face Amount, and Policy Year. The maximum guaranteed policy unit charge shown in the table may not be typical of the charges you will pay. We reserve the right to reduce or waive the Policy Unit Charge for particular contracts when we anticipate that our administration expenses will be lower. For more information regarding the maximum guaranteed policy unit charge, please see "Charges and Deductions - Monthly Deduction - Policy Unit Charge."

(4) Currently, the policy unit charge is deducted from single life Policies only during the first 15 Policy Years (or 15 years following an increase in Face Amount).

(5) Currently, the policy unit charge is deducted from last survivor Policies only during the first 20 Policy Years (or 20 years following an increase in Face Amount).

(6) Policy fees vary based on Issue Age and Policy Year. The policy fees shown in the table may not be typical of the charges you will pay. For more information regarding the policy fees, please see "Charges and Deductions."



                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
                              --------------------------------------------------------

            CHARGE                     WHEN CHARGE IS                         AMOUNT DEDUCTED
            ------                     --------------                         ---------------
                                          DEDUCTED
                                          --------
                                                          MAXIMUM GUARANTEED CHARGE              CURRENT CHARGE
                                                          -------------------------              --------------


    Charge for an Insured                 Monthly               $300 annually                     $300 annually
    with Issue Age of 46
    during the first Policy
    Year.

   Last Survivor Policy

    Minimum and Maximum Charge            Monthly             $72-$996 annually                 $72-$996 annually

    Charge for Insureds                   Monthly               $996 annually                     $996 annually
    with Issue Age of 62
    during the first Policy
    Year

COST OF INSURANCE:(7)

SINGLE LIFE POLICY

    Minimum and Maximum Charge            Monthly            Annual rate of $0.68              Annual rate of $0.19
                                                             to $1000 per $1000                to $312.45(8) per
                                                             of net amount at                  $1000 of net amount
                                                             risk                              at risk


    Charge for a Preferred Non-Tobacco    Monthly            Annual Rate of $3.74              Annual Rate of $1.72
    Male Insured selecting Death                             per $1000 of net                  per $1000 of net
    Benefit Option 1 with an Issue Age                       amount at risk                    amount at risk
    of 46 and a Face Amount of
    $250,000 during the First Policy
    Year.

LAST SURVIVOR POLICY                      Monthly

    Minimum and Maximum Charge            Monthly           Annual rate of $0.00               Annual rate of $0.00
                                                            to $1000 per $1000                 to $312.45(8) per
                                                            of net amount at risk              $1000 of net amount
                                                                                               at risk

    Charge for a Select Non-Tobacco       Monthly           Annual rate of $0.17               Annual rate of $0.07
    Male/Female couple selecting Death                      per $1000 of net                   per $1000 of net
    Benefit Option 1 with an Issue Age                      amount at risk                     amount at risk
    of 62 and a Face Amount of
    $1,000,000 during the First Policy
    Year.

MORTALITY AND EXPENSE RISK                Daily            The sum of the Mortality           Annual rate of 0.10%
CHARGE                                                     and Expense Risk and
                                                           Administrative Expense
                                                           Charges will not exceed
                                                           1.20%

ADMINISTRATIVE EXPENSE CHARGE             Daily            The sum of the Mortality           Annual rate of 0.20%
                                                           and Expense Risk and
                                                           Administrative Expense
                                                           Charges will not exceed
                                                           1.20%

(7) Cost of insurance charges vary based on the Issue Age, sex (in most states), Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount and whether the policy is a Single Life or Last Survivor policy. The charge generally increases as the Issue Age increases. The net amount at risk is equal to: the death benefit divided by an interest discount factor on the Monthly Charge Date; minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insured's age and Underwriting Class, the death benefit option, Face Amount, planned Premiums, and Riders requested.

(8) Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.

                         PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
                         --------------------------------------------------------

            CHARGE                   WHEN CHARGE IS                        AMOUNT DEDUCTED
            ------                   --------------                        ---------------
                                        DEDUCTED
                                        --------
                                                          MAXIMUM GUARANTEED
                                                               CHARGE                     CURRENT CHARGE
                                                               ------                     --------------


OPTIONAL CHARGES:(8)

  Loan Interest Spread                Daily              2% of Loan Account           2% of Loan Account value
                                                         value for the first          for the first 15 Policy
                                                         15 Policy Years, and         Years, and 0.5% thereafter
                                                         0.5% thereafter (10)

  Accelerated Death Benefit      At the time             $200.(11) In addition,       $0. In addition the proceeds
  Charge                         accelerated death       the proceeds of the          of the Accelerated Death
                                 benefit is paid         Accelerated Death Benefit    Benefit are discounted
                                                         are discounted for 1 year    for 1 year of interest.
                                                         of interest.
  Automatic Increase Rider

     The costs of the Automatic
     Increase Rider are the
     incremental Cost of
     Insurance and Policy Unit
     Charges associated with
     the increases. These
     charges will be at the
     same rate as the base
     policy.

  Four-Year Term Benefit Rider

     The costs of the Four-Year        Monthly
     Term Benefit Rider are the
     Cost of Insurance Charges
     arising from the four-year
     term insurance. These Cost
     of Insurance charges will
     generally be at the same
     rate as the base Policy,
     although they will never
     be lower than $0.20 per
     $1,000 of net amount at
     risk.


(9) The charges for these Riders may vary based on the Insured's Issue Age, sex (in most states), Underwriting Class Policy Value, Policy Year, Face Amount, or net amount at risk. The charges shown in the table may not be typical of the charges you will pay. Your Policy's data page will indicate the guaranteed charges applicable to your Policy, and more detailed information concerning your charges is available on request from our Administrative Office.

(10) The guaranteed maximum loan interest spread is the maximum difference between the interest we charge you for a loan and the interest rate we credit on loan collateral held in the Loan Account. For a complete discussion of how loan interest is calculated see "Loans" and "Charges and Deductions - Loan Interest Charge."

(11) This amount may be lower depending on the laws of your state.


                         PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
                         --------------------------------------------------------

            CHARGE                      WHEN CHARGE IS                 AMOUNT DEDUCTED
            ------                      --------------                ---------------
                                          DEDUCTED
                                          --------
                                                          MAXIMUM GUARANTEED
                                                               CHARGE                  CURRENT CHARGE
                                                               ------                  --------------

  Waiver of Monthly Charges
  Rider
                                        -------------------------------------------------------------------
    Minimum and Maximum Charge             Monthly        3.0% - 10.0% of monthly  3.0% - 10.0% of monthly
                                                          deduction.               deduction.
                                        -------------------------------------------------------------------
    Charge for a male Insured              Monthly        5.5%                     5.5%
    with Issue Age of 46
                                        -------------------------------------------------------------------
    Policy Split Rider                     Monthly        no charge                no charge
                                        -------------------------------------------------------------------
    Guaranteed Minimum                                    no charge                no charge
    Death Benefit Rider
                                        -------------------------------------------------------------------
    Single Life Term Rider
                                        -------------------------------------------------------------------
    Minimum and Maximum Charge             Monthly        The maximum Policy Unit  The current Policy Unit
                                                          Charge is the same as    Charge is the same as
                                                          on the base Policy. The  on the base Policy. The
                                                          maximum annual Cost of   current annual Cost of
                                                          Insurance Charge ranges  Insurance Charge ranges
                                                          from $1.25 to $125.71    from $0.57 to $51.66
                                                          per $1,000 net amount    per $1,000 net amount
                                                          at risk.                 at risk.
                                        -------------------------------------------------------------------
    Charge for a Select Non-               Monthly        The maximum Policy       The current Policy Unit
    Tobacco Male Insured with                             Unit Charge is $750      Charge is $480 annually.
    an Issue Age of 62 and a                              annually. The maximum    The current Cost of
    Face Amount of $500,000                               Cost of Insurance        Insurance Charge is at
    during the First Policy                               Charge is at an          an annual rate of
    Year.                                                 annual rate of $16.40    $9.75 per $1000 of net
                                                          per $1000 of net amount  amount at risk.
                                                          at risk.


The following table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time you own the Policy. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.


ANNUAL PORTFOLIO OPERATING EXPENSES:                                 MINIMUM                 MAXIMUM
                                                                     -------                 -------


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are          0.06%        -         0.29%
deducted from Portfolio assets, including management fees,
distribution or service fees (12b-1 fees), and other expenses)


The following table shows the fees and expenses charged by each Portfolio.


                                                                       TOTAL
                                     MANAGEMENT        OTHER           ANNUAL
           PORTFOLIO                    FEES          EXPENSES        EXPENSES
           ---------                    ----          --------        --------


TIAA-CREF LIFE FUNDS

    Stock Index Fund                   0.06%            None           0.06%
    Growth Equity Fund                 0.25%            None           0.25%
    Growth and Income Fund             0.23%            None           0.23%
    International Equity Fund          0.29%            None           0.29%
    Social Choice Equity Fund          0.07%            None           0.07%


THE POLICY

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us at our Administrative Office. The minimum Face Amount is $100,000 for a single life Policy, and $250,000 for a last survivor Policy.

Generally, the Policy is available for Insureds between Issue Ages 0-80 for a single life Policy and 30-80 for a last survivor Policy. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We will notify you when our underwriting process has been completed. The minimum first Premium may not be paid and insurance coverage will not take effect prior to that time.

REPLACING EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial Premium from your existing insurance company, the issuance of the Policy may be delayed.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if the proposed Insured on a single life Policy or the proposed Insureds on a last survivor Policy are alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the minimum first Premium has been paid. We begin to deduct Monthly Charges from your Policy Value on the Policy Date.

RIGHT TO CANCEL

You may cancel a Policy during the Right to Cancel Period by providing Acceptable Notice of cancellation and returning the Policy to us. The Right to Cancel Period begins when you receive the Policy and generally expires after a period determined under state law. If you decide to cancel the Policy during the Right to Cancel Period, we will treat the Policy as if we never issued it. Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

      -     The Policy Value as of the date we receive the returned Policy, plus

      -     Any Premium expense charges deducted from Premiums paid, plus

      -     Any Monthly Charges charged against the Policy Value, plus

      -     An amount reflecting other charges deducted under the Policy.

Where state law requires, the refund will equal all payments you made.

OWNERSHIP AND BENEFICIARY RIGHTS

The Policy belongs to the Owner named in the application. While an Insured is living, the Owner may exercise all of the rights and options described in the Policy. On a single life Policy, the Owner is the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. On a last survivor Policy, both Insureds own the Policy unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not an Insured and dies before the Insured on a single life Policy or the Last Insured on a last survivor Policy, ownership of the Policy will pass to the next named Owner then living, or if no Owner is living, to the Owner's estate. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

The Owner may, subject to certain restrictions, exercise certain rights including selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. CHANGING THE OWNER AND ASSIGNING THE POLICY MAY HAVE TAX CONSEQUENCES.

The principal right of the Beneficiary is the right to receive the Death Benefit Proceeds under the Policy.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, or our secretary. Upon notice to you, we may modify the Policy:

      - to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

      - to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

      -     to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with these laws.

PREMIUMS

MINIMUM FIRST PREMIUM

The minimum first Premium is due on or before the date the Policy is delivered. No insurance will take effect until the minimum first Premium is paid, and the health and other conditions of the Insured(s) described in the application must not have changed. The minimum first Premium varies from policyholder to policyholder, but generally must be sufficient to cover the first month's charges.

PREMIUM FLEXIBILITY

When you apply for a Policy, you will elect to pay Premiums on a monthly, quarterly, semiannual, annual, or single-sum basis (planned Premiums). You do not have to pay Premiums according to any schedule. However, you may greatly increase your risk of Lapse if you do not regularly pay Premiums.

You have flexibility to determine the frequency and the amount of the Premiums you pay, and you can change the planned periodic Premium schedule at any time. If you are submitting a Premium payment pursuant to a Premium reminder notice, the address for payment will be enclosed with the notice. You may also send your Premium payments to our Administrative Office. If you have an outstanding policy loan, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments. You may also choose to have Premium payments automatically deducted periodically from your bank account under the automatic payment plan. Payment of the planned Premiums does not guarantee that the Policy will remain in force. See "Policy Lapse and Reinstatement."

You may not pay any Premiums after the Policy's Final Policy Date. You may not pay Premiums less than $25, and we reserve the right to limit total Premiums allocated to the Fixed-Rate Account under a Policy to $500,000 a year. We have the right to limit or refund all or part of your Premium payment if:

      - The Premium would disqualify the Policy as a life insurance contract under the Code;

      - The Premium would cause the Policy to become a Modified Endowment Contract under the Code; or

      - The Premium would cause an immediate increase in the death benefit as a result of Section 7702 of the Code (unless you provide us with satisfactory evidence of insurability).

You can stop paying Premiums at any time and your Policy will continue in force until the date when either: (1) the Insured on a single life Policy or the Last Insured on a last survivor Policy dies; (2) the Grace Period ends without a sufficient payment (see "Policy Lapse and Reinstatement"); or (3) we receive your Acceptable Notice requesting a Surrender of the Policy.

PREMIUM LIMITATIONS

If the Guideline Premium Test is used to test if the Policy qualifies as life insurance under the Code, total Premium payments must not exceed certain stated limits. We have established procedures to monitor whether aggregate Premiums paid under a Guideline Premium Test Policy exceed those limits. If a Premium is paid which would result in total Premiums exceeding these limits, we will accept only that portion of the Premium which would make total Premiums equal the maximum amount which may be paid under the Policy. We will not refund any Premium necessary to keep the Policy in force.

The maximum Premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum Premium limitations.

MODIFIED ENDOWMENT CONTRACTS ("MECs"). There are special federal income tax rules for distributions from life insurance policies that are MECs. These rules apply to policy loans, Surrenders, and partial withdrawals. These rules apply if the Premiums we receive are greater than the "seven-pay limit" for your Policy as determined under Section 7702A of the Code. The "seven-pay limit" means that, during the first seven years of the policy, the sum of the actual premiums paid may not exceed the sum of the "seven-pay premium". Generally, the "seven-pay premium" is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premiums" were $1,000, the maximum cumulative premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years, $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of premiums paid during each of the policy's first seven years. A policy received in exchange for a MEC will be taxed as a MEC even if it would otherwise satisfy the 7-pay test.

Prior to the Policy Date, if we find that your planned periodic Premium would cause your Policy to become a MEC, we will notify you and request further instructions. We will then issue your Policy based on the planned periodic Premium you have selected. If you do not want your Policy to become a MEC, you may reduce your planned periodic Premium to a level that does not cause your Policy to become a MEC. We will then issue your Policy based on the revised planned periodic Premium. See "Federal Tax Considerations - Tax Treatment of Policy Benefits - Modified Endowment Contracts."

After the Policy Date, if we discover that you have made a Premium payment that would cause your Policy to become a MEC, we will place the Premium amount in a suspense account. We will not apply this amount to your Policy unless and until you acknowledge that you know that the Policy will become a MEC and that you nevertheless wish us to apply this amount to your Policy. Similarly, we will not honor your instructions regarding withdrawals, changes in death benefit options or changes in Face Amounts if any such action would result in the Policy becoming a MEC until you acknowledge that you know that the Policy will become a MEC and that you nevertheless wish us to take such action. Additionally, if your Policy has inadvertently become classified as a MEC, and assuming that you do not want your Policy to be a MEC, we will attempt to enable your Policy to continue to meet the seven-pay test for federal income tax purposes (and not be a MEC) by refunding any excess Premium and related earnings to you. It is not clear, however, if we can take effective action in all possible circumstances to prevent a Policy that has exceeded the applicable Premium limitation from being classified as a MEC.

TAX-FREE EXCHANGES (SECTION 1035 EXCHANGES). We may accept as part of your first Premium, money from another life insurance contract that qualifies for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. Contract exchanges may have tax consequences. See "Federal Tax Considerations."

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us on the application form to allocate your Net Premium to one or more accounts offered under the Investment Options according to the following rules:

      - Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

      - We will allocate the Net Premium as of the Business Day we receive it at our Administrative Office according to your current Premium allocation instructions.

      - You can change the allocation instructions for additional Net Premiums without charge by providing us with Acceptable Notice. Any change in allocation instructions will be effective on the Business Day we receive your request.

Investment returns from amounts allocated to the Investment Accounts will vary with the investment performance of these Investment Accounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Investment Accounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

DELAY IN ALLOCATIONS

Some states require us to refund all payments if you return your Policy during the Right to Cancel Period. In those states, we will allocate Net Premiums received at our Administrative Office during the Right to Cancel Period to the Fixed-Rate Account. On the fifth day following the end of the Right to Cancel Period, we will allocate that Policy Value among the Investment Accounts as indicated in your current Premium allocation instructions. If the fifth day following the end of the Right to Cancel Period is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day. We invest all Net Premiums paid thereafter based on the allocation percentages then in effect. For the limited purpose of allocating Policy Value on the fifth day following the end of the Right to Cancel Period, we will assume that the Right to Cancel Period begins on the day we send you your Policy.

POLICY VALUES

POLICY VALUE

The Policy Value serves as the starting point for calculating important values under a Policy, such as the Cash Surrender Value and, in some cases, the death benefit. Policy Value varies from day to day depending on factors such as the amount and timing of your Premium payment, the performance of the Investment Accounts you have chosen, the interest rates of the Fixed-Rate Account and Loan Account, Policy charges, how much you have borrowed or withdrawn, and the level of Policy and Rider benefits. WE DO NOT GUARANTEE A MINIMUM POLICY VALUE.

      POLICY VALUE:

      - Equals the sum of all values in the Fixed-Rate Account, the Loan Account, and in each Investment Account;

      - is determined first on the Policy Date and then on each date thereafter; and

      - has no guaranteed minimum amount and may be more or less than Premiums paid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you when you Surrender your Policy. We determine the Cash Surrender Value as of the end of the Business Day when we receive your Acceptable Request to Surrender.

      CASH SURRENDER VALUE AT THE END OF ANY DAY EQUALS:

      -     the Policy Value as of such date; minus

      -     any Outstanding Loan Amount.

INVESTMENT ACCOUNT VALUE

On the Policy Date, the Investment Account value is equal to the Net Premiums allocated to the Investment Accounts, less the portion of the first Monthly Charge taken from the Investment Accounts.

At the end of any other day, the Investment Account value is equal to the number of Units in the Investment Account attributable to the Policy multiplied by the Unit value for that Investment Account.

      THE NUMBER OF UNITS IN ANY INVESTMENT ACCOUNT AT THE END OF ANY DAY
      EQUALS:

      -     the initial Units purchased at the Unit value on the Policy Date;
            plus

      -     Units purchased with additional Net Premiums; plus

      - Units purchased via transfers from another Investment Account, the Fixed-Rate Account, or the Loan Account; minus

      -     Units redeemed to pay for Monthly Charges; minus

      -     Units redeemed to pay for partial withdrawals; minus

      - Units redeemed to pay transfer charges or any other charges incurred in connection with the exercise of rights under the Policy; minus

      - Units redeemed as part of a transfer to another Investment Account, the Fixed-Rate Account, or the Loan Account.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Units. We determine the number of Units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the Unit value for that Investment Account at the end of the day.

UNIT VALUE

We determine a Unit value for each Investment Account to reflect how investment performance affects the Policy Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

      THE UNIT VALUE OF ANY INVESTMENT ACCOUNT AT THE END OF ANY BUSINESS DAY
      EQUALS:

      - the Unit value of the Investment Account on the immediately preceding Business Day; multiplied by

      - the net investment factor for that Investment Account on that Business Day.

      THE NET INVESTMENT FACTOR:

      - measures the investment performance of an Investment Account from one Business Day to the next;

      - increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio; and

      - decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the mortality and expense risk charge, the administrative expense charge, and the investment advisory fee.

Unit values on any non-Business Day are determined using the Unit values as of the most recent Business Day.

FIXED-RATE ACCOUNT VALUE

On the Policy Date, the Fixed-Rate Account value is equal to the Net Premiums allocated to the Fixed-Rate Account, less the portion of the first Monthly Charge taken from the Fixed-Rate Account.

      THE FIXED-RATE ACCOUNT VALUE AT THE END OF ANY DAY IS EQUAL TO:

      -     the Net Premium(s) allocated to the Fixed-Rate Account; plus

      - any amounts transferred to the Fixed-Rate Account (including amounts transferred from the Loan Account); plus

      -     interest credited to the Fixed-Rate Account; minus

      -     amounts deducted to pay for Monthly Charges; minus

      -     amounts withdrawn from the Fixed-Rate Account; minus

      - amounts used to pay transfer charges, charges to execute rights under the policy Riders, and charges to exercise the accelerated death benefit feature; minus

      - amounts transferred from the Fixed-Rate Account to an Investment Account or to the Loan Account.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the Death Benefit Proceeds to the Beneficiary once we receive at our Administrative Office satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy. We may require you to return the Policy. We will pay the Death Benefit Proceeds in a lump sum or under another payment method. If all beneficiaries die before the Insured on a single life Policy and the Last Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you or your estate. See "Death Benefit -- Payment Methods."

Death Benefit Proceeds from a Single Life Term Rider on a last survivor Policy are paid once we receive satisfactory proof of the death of the Insured covered under the Rider. Death Benefit Proceeds are calculated as of the end of the date of the death of the last surviving Insured.

      DEATH BENEFIT PROCEEDS EQUAL:

      -     the death benefit (described below); plus

      -     any additional insurance provided by Rider; minus

      -     any unpaid Monthly Charges; minus

      -     any Outstanding Loan Amounts.

If all or part of the Death Benefit Proceeds are paid in one sum, we will pay interest on this sum from the date of death to the date of payment as required by applicable state law.

We may further adjust the amount of the Death Benefit Proceeds under certain circumstances.

DEATH BENEFIT OPTIONS

You must choose in your application between two death benefit options under the
Policy: Option 1 and Option 2. Option 1 provides a level death benefit, while Option 2 provides an increasing death benefit. We calculate the amount available under each death benefit option as of the date of the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value. See "Policy Lapse and Reinstatement."

      THE DEATH BENEFIT UNDER OPTION 1 IS THE GREATER OF:

      -     the Face Amount; and

      - the minimum death benefit required under the tax test you select (described below).

      THE DEATH BENEFIT UNDER OPTION 2 IS THE GREATER OF:

      - the Face Amount plus the Policy Value (determined on the date of the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy); and

      - the minimum death benefit required under the tax test you select (described below).

WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option 2. If you are satisfied with the amount of the existing insurance coverage and prefer to have Premium payments and favorable investment performance reflected in a reduced cost of insurance charge and a corresponding maximization of Policy Value over time, you should choose Option 1.

The amount of the death benefit may vary with the Policy Value.

      - Under Option 1, the death benefit will vary with the Policy Value whenever the minimum death benefit required under the tax test you choose is greater than the Face Amount.

      -     Under Option 2, the death benefit will always vary with the Policy
            Value.

CHOICE OF TAX TEST. The Code requires that the Policy's death benefit not be less than certain amounts defined in the Code. In most states, when you apply for your Policy the Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. ONCE THE POLICY IS ISSUED, YOU MAY NOT CHANGE THE TAX LAW TEST. YOU SHOULD CONSULT A TAX ADVISER AS TO THE SELECTION OF THE TAX LAW TEST BEFORE APPLYING FOR THE POLICY.

      - Under the Guideline Premium Test, the death benefit will not be less than the Policy Value times the corridor factor set by the Code and shown in the Table of Death Benefit Factors in your Policy. The corridor factors vary by and are shown based on Attained Age (or, in the case of a last survivor Policy, the Attained Age of the younger Insured) at the start of the Policy Year, as follows.

         ATTAINED AGE                   PERCENTAGE                  ATTAINED AGE                  PERCENTAGE
         ------------                   ----------                  ------------                  ----------
         40 and under                      250%                          60                          130%
              45                           215%                          65                          120%
              50                           185%                          70                          115%
              55                           150%                     75 through 90                    105%
                                                                    95 through 99                    100%

            For Attained Ages not shown, the percentages will decrease pro rata each year.

      - Under the Cash Value Accumulation Test, the death benefit will not be less than 1,000 times the Policy Value divided by the net single premium factor per $1,000 of death benefit shown in the Table of net single premiums in your Policy. The net single premium will vary based on each Insured's sex (in most cases), Underwriting Class, and age at issue, Policy Year and applicable flat or temporary extra mortality charges, if any. Net single premium factors may also be affected by Riders.

In general, the Cash Value Accumulation Test allows the Owner to maximize his or her Policy Value during the earlier Policy Years because more Premiums may be paid into the Policy under that test than under the Guideline Premium Test. The Guideline Premium Test allows the Owner to obtain a specified amount of insurance coverage at the most economic cost because the Owner can maintain a higher Policy Value in relation to the death benefit options and, thereby, reduce the net amount at risk under the Policy.

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year, subject to certain restrictions, you may change death benefit options with no additional charge while the Policy is in force. Changing the death benefit option may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. This may occur, for example, if you seek to change the death benefit option of an outstanding Policy that qualifies as life insurance under the Guideline Premium Test and which has a high Policy Value based on investment experience, but which may not satisfy the Guideline Premium Test if the change in death benefit option requires us to re-test the Policy's eligibility under Section 7702 as of the effective date of the requested change in death benefit option. In that event, we will not permit the change in death benefit option, unless the Owner withdraws the requisite amount to stay within the applicable limits. We also will not permit any change that would make your Policy a Modified Endowment Contract under the Code without specific instructions to that effect, provided to us in an Acceptable Notice. A CHANGE OF DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

ACCELERATED DEATH BENEFIT

In some states, prior to the Final Policy Date and while the Policy is in force, you may elect to receive a one-time lump-sum accelerated death benefit when an Insured suffers from a terminal illness. A terminal illness means a state of health in which an Insured's life expectancy is twelve months or less.

Subject to state variations, you may elect to accelerate all or only a portion of the Death Benefit Proceeds before reduction for any Outstanding Loan Amounts and unpaid Monthly Charges (the "available proceeds"). However, you may not elect to accelerate an amount that is less than 25% of available proceeds or $50,000, whichever is less.

There is no Rider charge associated with this benefit. However, the accelerated death benefit will generally equal the requested available proceeds discounted for one year of interest and reduced by:

      -     an administrative expense charge not to exceed $200;

      - any amounts due within the Policy's Grace Period which are unpaid on the date we approve your application for an accelerated death benefit; and

      - any Outstanding Loan Amounts existing on the date we approve your application for an accelerated death benefit multiplied by the ratio of the accelerated available proceeds to the available proceeds before the acceleration.

The accelerated death benefit will vary from state to state.

If we approve your application for partial acceleration of available proceeds, the unaccelerated portion of the Policy's Death Benefit Proceeds will remain in effect. After the payment of an accelerated death benefit, the Policy's Face Amount, Policy Value, and any Outstanding Loan Amounts will be reduced by the ratio of the accelerated available proceeds to the available proceeds before the acceleration. The acceleration of all available proceeds will result in the termination of the Policy.

There is no restriction on the use of an accelerated death benefit payment. Death benefit amounts under a four-year level term insurance rider or a single life term rider aren't available for acceleration.

Receipt of an accelerated death benefit payment may affect eligibility for Medicaid and other government assistance programs. The federal income tax consequences associated with adding the accelerated death benefit rider or receiving an accelerated death benefit payment are uncertain. YOU SHOULD cONSULT A TAX ADVISER BEFORE ADDING THE ACCELERATED DEATH BENEFIT RIDER TO YOUR POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT.

YOUR RIGHT TO RECEIVE PAYMENT UNDER THIS OPTION IS SUBJECT TO A NUMBER OF CONDITIONS STATED IN YOUR POLICY. YOU SHOULD CONSULT YOUR POLICY FOR THE EFFECTS OF AN ACCELERATED DEATH BENEFIT ON INCONTESTABILITY AND SUICIDE.

CHANGING THE FACE AMOUNT

You select the Face Amount when you apply for the Policy. After the first Policy Year and while the Policy is in force, you may change the Face Amount subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. CHANGING THE FACE AMOUNT MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

      INCREASING THE FACE AMOUNT

            - You may increase the Face Amount by submitting an application and providing evidence of insurability satisfactory to us at our Administrative Office.

            -     The minimum increase is $10,000.

            - On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be equal to the Monthly Charges then due.

            - An increase will be effective on the Monthly Charge Date on or next following the date we approve the change, provided that an Insured is living on that date.

            - Under a single life Policy, we will not permit an increase in Face Amount if Monthly Charges are then being waived under any Waiver of Monthly Charges Rider attached to the Policy.

            - You may not increase the Face Amount on or after the Insured's Attained Age 81 for a single life Policy or the older Insured's Attained Age 81 for a last survivor Policy. The Insured (or, in a last survivor policy, both Insureds) must be alive on the date we receive your request in order to increase the Face Amount.

            - The total net amount at risk will be affected, which will increase the monthly cost of insurance charges.

            - Each increase in Face Amount will have its own Underwriting Class, cost of insurance rates and policy unit charges.

            - We reserve the right to limit increases in the Face Amount to one increase in any 12-month period.

      DECREASING THE FACE AMOUNT

            - You must submit an Acceptable Request to decrease the Face Amount, but you may not decrease the Face Amount below the minimum Face Amount.

            - The Insured (or, in a last survivor policy, at least one Insured) must be alive on the date we receive your request in order to decrease the Face Amount.

            -     The minimum decrease is $10,000.

            - Any decrease will be effective on the Monthly Charge Date on or next following the date we approve your request.

            - To apply the decrease, we'll first reduce any increases in the Face Amount you've asked for, starting with the most recent. Then we'll reduce the Initial Face Amount.

            - A decrease in Face Amount generally will decrease the net amount at risk, which will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount.

            - We will not allow a decrease in Face Amount if, after the decrease, the death benefit would be less than the minimum death benefit required by Code Section 7702.

            - If a decrease in Face Amount would cause your Policy to be classified as a Modified Endowment Contract, we will not process the decrease until you complete an Acceptable Notice with specific instructions to that effect.

PAYMENT METHODS

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a Separate Account. More detailed information concerning these payment methods is available on request from our Administrative Office.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may request to Surrender your Policy for its Cash Surrender Value as calculated at the end of the Business Day when we receive your Acceptable Request, subject to the following conditions:

      - An Insured must be alive and the Policy must be in force when you make your request. We may require that you return the Policy.

      - The Surrender will take effect and the Policy will terminate on the date we receive your request.

      - Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

      - We generally will pay the Cash Surrender Value to you in a lump sum within 7 days after we receive your Acceptable Request unless you request other arrangements.

A SURRENDER MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE SURRENDERING THE POLICY. SEE "FEDERAL TAX CONSIDERATIONS."

PARTIAL WITHDRAWALS

After the first Policy Year, you may make an Acceptable Request to withdraw part of the Cash Surrender Value, subject to the following conditions:

      - You must request at least $1,000, or the entire value in a specified account, if less.

      - An Insured must be alive and the Policy must be in force when you make your request.

      - You can specify the account from which to make the partial withdrawal. Otherwise, we will deduct the amount from the accounts available under the Investment Options in proportion to the Policy Value attributable to each account before the partial withdrawal.

      - We reserve the right to restrict you to one withdrawal from any one account within a 90-day period.

      - If Death Benefit Option 1 is in effect, we will reduce the Face Amount by the amount of the partial withdrawal. Any decrease in Face Amount due to a partial withdrawal will reduce the Initial Face Amount and any increases in Face Amount you've asked for in proportion to your Face Amount before the partial withdrawal. If a partial withdrawal would cause the Face Amount to be less than the minimum Face Amount, you may either reduce the amount of the partial withdrawal or Surrender the Policy for its Cash Surrender Value. A partial cash withdrawal will not reduce the Face Amount if Death Benefit Option 2 is in effect.

      - We will process the partial withdrawal at the Unit values next determined after we receive your request.

      - We generally will pay a partial withdrawal request within 7 days after the Business Day when we receive the request.

      - A partial withdrawal can affect the Face Amount, death benefit, and net amount at risk (which is used to calculate the cost of insurance charge).

      - If a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, you may either reduce the amount of the withdrawal or Surrender the Policy.

      - If a partial withdrawal would cause your Policy to be classified as a Modified Endowment Contract under the Code, we will not process the partial withdrawal until you complete an Acceptable Notice with specific instructions to that effect.

PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE MAKING A PARTIAL WITHDRAWAL UNDER THE POLICY. SEE "FEDERAL TAX CONSIDERATIONS."

TRANSFERS

You may make transfers between and among the Investment Options. We determine the amount you have available for transfers at the end of the Business Day when we receive your Acceptable Request. The following features apply to transfers under the Policy:

      - You must transfer at least $250, or the total value in the Investment Account or Fixed-Rate Account you are transferring from, if less.

      - We currently do not charge any fees on transfers. However, we reserve the right to deduct a $25 charge for the 13th and each additional transfer during a Policy Year. We will deduct any transfer charge from the balance of the account to which the amount is transferred. Transfers due to dollar cost averaging, loans, the exchange privilege, change in Investment Account investment policy, or the initial reallocation of account values from the Fixed-Rate Account do NOT count as transfers for the purpose of assessing the transfer charge.

      - We consider each request to be a single transfer, regardless of the number of Investment Option accounts involved. If the transfer targets more than one Investment Option, we'll deduct any transfer charge from all the target options in proportion to the amount transferred into each option.

      - We process transfers based on Unit values determined at the end of the Business Day when we receive your transfer request. We will process any transfer request we receive after the end of a business day based on the Unit value determined at the end of the next Business Day.

      - If you don't have enough Policy Value in an account to cover a transfer, we'll transfer the remaining amount in that account into the account you are transferring to. If you are transferring to more than one account, we will transfer the remaining amount in the account into the accounts you are transferring to in proportion to your transfer instructions.

      - We reserve the right to restrict you to one transfer from any one account within a 90-day period.

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program by providing us with Acceptable Notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the Fixed-Rate Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis. If you don't select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the Fixed-Rate Account to your designated "target accounts" in the percentages selected. You may have multiple target accounts.

OPTION TO EXCHANGE THIS POLICY FOR A PAID-UP LIFE INSURANCE POLICY

In some states, you may exchange this Policy without evidence of insurability for a paid-up life insurance policy issued by us on the life of the Insured(s) if the Insured or Insured(s) are still alive and your Cash Surrender Value is greater than zero. An exchange can have tax consequences. You should consult a tax adviser before exchanging the policy. See "Federal Tax Considerations."

Here's how it works:

      - The exchange will become effective on the next Policy Anniversary after we receive your Acceptable Request for the exchange.

      - All coverage previously provided by this Policy and any attached Riders will end.

      - In its place, the paid-up life insurance policy will provide a level death benefit. The amount of the death benefit will be what your Policy Value can purchase at the age, gender, and most recent Underwriting Class of the person or persons insured by this Policy, based on a 3% interest rate and guaranteed cost of insurance charges.

      - Any Outstanding Loan Amount will be continued under the paid-up life insurance policy. The Death Benefit Proceeds will continue to be reduced by any Outstanding Loan Amount.

      - No Premiums will be accepted under the paid-up life insurance policy.

      - The paid-up life insurance policy will have a Policy Value and an amount available for loans. We will send you policy pages reflecting the guaranteed minimum levels of these amounts.

      - If you make a withdrawal from the paid-up life insurance policy, we will reduce its Policy Value and death benefit. The Policy Value will be reduced by the amount of the withdrawal. The new death benefit will be the old death benefit multiplied by the ratio of the Policy Value after the change to the Policy Value before the change. We will send you new policy pages reflecting the new values.

      - When this option is elected, you may still exercise your right to accelerate the death benefit.

LOANS

While the Policy is in force, you may submit an Acceptable Request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of Lapse if you take a loan. A LOAN THAT IS TAKEN FROM, OR SECURED BY, A POLICY MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE TAKING A LOAN UNDER THE POLICY OR SECURED BY THE POLICY. SEE "FEDERAL TAX CONSIDERATIONS."

LOAN CONDITIONS:

      -     The MINIMUM LOAN you may take is $1,000.

      - The MAXIMUM LOAN you may take is 90% of the Cash Surrender Value on the date of the loan.

      - The loan will take effect on the Business Day we receive your request.

      -     Loans may not be taken in the Right to Cancel Period.

      -     An Insured must be living.

      - To secure the loan, we transfer an amount equal to the loan to the Loan Account as collateral. You may request that we transfer this amount from specific Investment Option accounts. If you do not specify any particular accounts, we will transfer the loan amount on a pro rata basis from all of your accounts with a positive value. Such amount will remain in the Loan Account until you repay the policy loan.

      - In the first Policy Year, we charge you interest on your loan ("charged interest rate") at a maximum annual interest rate of the greater of 4% or the published monthly average of corporate bond yields for the calendar month ending 2 months before the month in which a Policy Year begins. We set the charged interest rate as of the beginning of the Policy Year. That rate will then apply for the entire Policy Year. This rate will be adjusted in subsequent Policy Years if the relevant published monthly average has changed by 50 basis points or more.

      - Charged interest is due and payable on the earlier of the Policy Anniversary or when the Cash Surrender Value is insufficient to pay the Monthly Charge. At that time, any unpaid interest becomes part of the outstanding loan and accrues interest at the then current rate. On each Policy Anniversary, we will also transfer on a pro rata basis an amount equal to the unpaid interest to the Loan Account so that the Loan Account will be equal to the Outstanding Loan Amounts as of the date on which charged interest is due and payable.

      - We credit interest on amounts in the Loan Account ("earned interest rate") for the first 15 Policy Years at a minimum annual interest rate of 2% less than the charged interest rate then in effect, and thereafter, at a minimum annual interest rate of 0.5% less than the charged interest rate then in effect. The earned interest rate will never be less than 3%.

      - We transfer earned loan interest to or from the Investment Option accounts and recalculate collateral: (a) when loan interest is paid;
            (b) when a new loan is made; (c) when a loan repayment is made; (d) on each Policy Anniversary; and (e) when the Cash Surrender Value is insufficient to pay the Monthly Charge. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.

      - You may repay all or part of your Outstanding Loan Amounts at any time while an Insured is alive and the Policy is in force. The minimum policy loan repayment is $100, or the total Outstanding Loan Amounts, if less. Upon each loan repayment, we will transfer from the Loan Account an amount equal to your loan repayment. We will allocate such amount to the Investment Option accounts in accordance with your instructions, as contained in an Acceptable Notice. If we do not receive specific instructions with respect to a loan repayment, we will allocate such amount in accordance with your current Premium allocation instructions.

      - While your loan is outstanding, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments.

      - We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy.

      - If your Outstanding Loan Amounts cause the Cash Surrender Value on a Monthly Charge Date to be less than the Monthly Charge due, your Policy will enter a Grace Period. See "Policy Lapse and Reinstatement."

      - We normally pay the amount of the loan within 7 days after we receive a proper loan request. We may postpone payment of loans under certain conditions.

EFFECT OF POLICY LOANS. A loan, whether or not repaid, affects the Policy, the Policy Value, the Cash Surrender Value, and the death benefit. The Death Benefit Proceeds and Cash Surrender Value include reductions for the amount of any Outstanding Loan Amounts. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Investment Accounts and may not be credited with the interest rates accruing on the Fixed-Rate Account. Amounts transferred from the Investment Accounts to the Loan Account will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Investment Accounts. Accordingly, the effect of a loan could be favorable or unfavorable, depending on whether the investment performance of the Investment Accounts and the interest credited to the Fixed-Rate Account are less than or greater than the interest being credited on the Loan Account while the loan is outstanding. The longer a loan is outstanding, the greater the effect of a policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. THE OWNER OF SUCH A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN. THE LAPSE OF A POLICY WITH LOANS OUTSTANDING MAY HAVE TAX CONSEQUENCES. SEE "FEDERAL TAX CONSIDERATIONS."

TELEPHONE AND INTERNET REQUESTS

You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center's account access feature to check your account value and current allocation percentages, and make transfers. You will be asked to enter your Personal Identification Number (PIN) and Social Security number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and through the Web Center are electronically recorded.

To use the ATS, you need a touch-tone phone. The toll free number for the ATS is
(800) 842-2252. To use the Web Center's account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

We will not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of the International Equity Portfolio between 2:30 p.m. and 4:00 p.m. Eastern Time on Business Days. All those transfer requests will be rejected. (We will, however, give you the option of re-submitting the request to be effective on a later Business Day.) Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close.

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

You should protect your PIN, because automated transaction options will be available to anyone who provides your PIN. We may not be able to verify that you are the person providing instructions through the ATS or the Web Center, or that you have authorized any such person to act for you.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

POLICY LAPSE AND REINSTATEMENT

LAPSE

Your Policy may enter a Grace Period and possibly Lapse when the Cash Surrender Value is not enough to pay the Monthly Charge. If your Policy Lapses, all coverage under the Policy will terminate and you will receive no benefits.

Your Policy will NOT Lapse if you make a payment before the end of the Grace Period that is sufficient to make your Cash Surrender Value positive.

If your Policy enters a Grace Period, we will mail you a Premium reminder notice at least 15 days prior to Lapse that indicates the necessary payment amount and final payment date to prevent Lapse. If the Insured on a single life Policy or the Last Insured on a last survivor Policy dies during the Grace Period, we will pay the Death Benefit Proceeds.

REINSTATEMENT

Unless you have Surrendered your Policy, you may reinstate a Lapsed Policy at any time while the Insured on a single life Policy or both Insureds on a last survivor Policy are alive and within 3 years (5 years in Missouri and North Carolina) after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to us at our Administrative Office:

      -     An Acceptable Notice requesting reinstatement;

      -     Evidence of insurability we deem satisfactory;

      - Payment or reinstatement of any Outstanding Loan Amounts as of the date of Lapse; and

      - Payment of an amount that is sufficient to make your Cash Surrender Value positive, with any unpaid Monthly Charges on the date of Lapse in states other than Pennsylvania accruing interest at an annual effective rate of 6% from the date of Lapse to the date of reinstatement.

The effective date of reinstatement is the later of the date the application for reinstatement is approved by us or the date we receive the required payment for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. The Policy Value on the date of reinstatement will equal the amounts paid at reinstatement and then decreased by any Outstanding Loan Amount repayment, any unpaid Monthly Charges with interest, and any Premium expense charge.

THE COMPANY AND THE FIXED-RATE ACCOUNT

TIAA-CREF LIFE INSURANCE COMPANY

We are a stock life insurance company located at 730 Third Avenue, New York, New York 10017-3206.

THE FIXED-RATE ACCOUNT

The Fixed-Rate Account is part of our general account. We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate Investment Accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed-Rate Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed-Rate Account. We guarantee that the amounts allocated to the Fixed-Rate Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal less charges and deductions is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Fixed-Rate Account value will not share in the investment performance of our general account. We anticipate changing the current interest rate from time to time at our sole discretion. You assume the risk that interest credited to amounts in the Fixed-Rate Account may not exceed the minimum 3% guaranteed rate.

WE HAVE NOT REGISTERED THE FIXED-RATE ACCOUNT WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE ACCOUNT.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

The Separate Account is a separate investment account established under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio of the TIAA-CREF Life Funds. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The Separate Account is used to provide values and benefits for the Policy and other similar policies. We own the assets in the Separate Account. The assets in the Separate Account are kept separate from our general account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account to our general account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Policies and are not discussed in this prospectus.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios. Each Portfolio is part of TIAA-CREF Life Funds, a business trust organized under Delaware law on August 13, 1998 that is registered with the Securities and Exchange Commission as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios by the Securities and Exchange Commission.

Each Portfolio's assets are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

Teachers Advisors, Inc. ("Advisors"), an indirect subsidiary of TIAA, is the investment adviser for each of the five Portfolios of the TIAA-CREF Life Funds. Advisors also manages the TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser which is also a TIAA subsidiary.

The following table summarizes each Portfolio's investment objective(s). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the prospectus for the TIAA-CREF Life Funds that accompanies this prospectus. You should read this prospectus carefully.

      PORTFOLIO                           INVESTMENT OBJECTIVE
      ---------                           --------------------
  STOCK INDEX FUND           Seeks a favorable long-term total return, mainly
                             from capital appreciation, by investing primarily
                             in a portfolio of equity securities selected to
                             track the overall U.S. equity markets.

  GROWTH EQUITY FUND         Seeks a favorable long-term return, mainly through
                             capital appreciation, primarily from equity
                             securities.

  GROWTH AND INCOME FUND     Seeks a favorable long-term total return through
                             both capital appreciation and investment income,
                             primarily from income-producing equity securities.

  INTERNATIONAL EQUITY FUND  Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

  SOCIAL CHOICE EQUITY FUND  Seeks a favorable long-term total return that reflects the investment performance of the overall
                             U.S. stock market while giving special
                             consideration to certain social criteria.

Note that the attached prospectus for the TIAA-CREF Life Funds provides information for portfolios that are not available through the Policies. When you consult the attached prospectus, you should be careful to refer only to the information regarding the Portfolios listed above.

THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR OR NEARLY IDENTICAL NAME.

PLEASE READ THE PROSPECTUS FOR THE TIAA-CREF LIFE FUNDS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS. KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Policy. When required by law, we will obtain approval by you, the Securities and Exchange Commission, and any appropriate regulatory authority. The actions that we may take include:

      -     deregistering the Separate Account under the 1940 Act;

      - operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

      - taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

      - transferring any assets from an Investment Account: (a) into another Investment Account; or (b) into one or more separate accounts; or
            (c) into our general account;

      -     adding, combining or removing Investment Accounts in the Separate
            Account;

      - substituting, for the Fund shares held in any Investment Accounts, the shares of another class issued by the Fund, or the shares of another investment company or any other investment permitted by law;

      - change the way we deduct or collect charges under the Policy, but without increasing the charges unless and to the extent permitted by other provisions of this Policy;

      - modifying this Policy as necessary to ensure that it continues to qualify as life insurance under Section 7702 of the Code;

      - making any other necessary technical changes in this Policy in order to conform with any action this provision permits us to take; and

      - adding to, eliminating, or suspending your ability to allocate Net Premiums or transfer the unloaned Policy Value into any Investment Option.

We can add new Investment Accounts in the future that would invest in other fund Portfolios or other Funds. We don't guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Fund or Portfolio without your consent, or combine Investment Accounts or Portfolios. A substituted Fund or Portfolio may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the Securities and Exchange Commission. The Fund also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Policy.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Policy Value is allocated. Details of any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to the material change and a portion of your Policy Value is attributable to the affected Investment Account, then you may transfer that value into:

      -     another Investment Account; or

      -     the Fixed-Rate Account.

To effect such transfer, we must receive your Acceptable Request at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct a transfer charge for this transaction.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds' shareholders. The TIAA-CREF Life Funds doesn't plan to hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your contract. If we don't receive timely instructions, your shares will be voted by TIAA-CREF Life in the same proportion as the voting instructions received on all outstanding contracts. TIAA-CREF Life may vote the shares of the Funds in its own right in some cases, if it determines that it may legally do so.

CHARGES AND DEDUCTIONS

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

We may waive, reduce or vary any Policy charges, including Premium Expense Charges and Policy Unit Charges, under circumstances in which our expenses are expected to be lower. The amount of the variations and the conditions under which we grant them may change from time to time. These variations generally reflect cost savings over time that we anticipate for Policies sold under certain circumstances, including when Policies are sold to a group or sponsored arrangement. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

SERVICES AND BENEFITS WE PROVIDE:

      -     the death benefit, cash, and loan benefits under the Policy

      -     Investment Options, including Premium allocation

      -     administration of elective options

      -     the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

      - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders)

      -     overhead and other expenses for providing services and benefits

      -     sales and marketing expenses

      - other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local income, premium, and other taxes and fees.

RISKS WE ASSUME:

      - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the Insured(s) dies sooner than we estimate

      - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

      - that our investment returns in the general account will be less than the interest rate credited in the Fixed-Rate Account.

PREMIUM EXPENSE CHARGE

Prior to allocation of Net Premium, we deduct a Premium expense charge from each Premium to compensate us for certain taxes and credit the remaining amount (the Net Premium) according to your allocation instructions. The Premium expense charge currently equals 4% of each Premium payment. We may increase this charge to a maximum of 6% of each Premium payment. We reserve the right to reduce or waive the premium expense charge for particular contracts when we anticipate that our administration expenses will be lower. In addition, we reserve the right to waive the premium expense charge when no premium tax is incurred.

MONTHLY CHARGE

We deduct a Monthly Charge from the Policy Value on the Policy Date and on each Monthly Charge Date prior to the Final Policy Date to compensate us for underwriting, issue, and administrative expenses and for the Policy's insurance coverage including Rider benefits, if any. We will make deductions from each Investment Option on a pro rata basis (i.e., in the same proportion that the value in each Investment Option bears to the Cash Surrender Value prior to the deduction). Because portions of the Monthly Charge can vary from month to month, the Monthly Charge will also vary.

If the Policy Date is set prior to the Issue Date, a Monthly Charge will accrue on the Policy Date and on each Monthly Charge Date until and including the Issue Date. On the Issue Date, these accrued Monthly Charges will be deducted from the Policy Value. We will then deduct a Monthly Charge from the Policy Value on each Monthly Charge Date thereafter as described above.

The Monthly Charge has 4 components:

      -     the monthly policy unit charge

      -     the monthly policy fee

      -     the monthly cost of insurance charge

      -     charges for any Riders (as specified in the applicable Rider(s)).

POLICY UNIT CHARGE. We assess a monthly policy unit charge to compensate us for administrative and operating expenses that vary with the size of the policy. On a single life Policy, we currently deduct this charge each month during the first 15 Policy Years (and during the 15 years following an increase in Face Amount) at the annual rate of $0.60 per $1,000 of Face Amount (or increase in Face Amount). On a last survivor Policy, we currently deduct this charge each month during the first 20 Policy Years (and during the 20 years following an increase in Face Amount) at the annual rate of $0.96 per $1,000 of Face Amount (or increase in Face Amount). We reserve the right to reduce or waive the Policy Unit Charge for particular contracts when we anticipate that our administration expenses will be lower.

In no event will the annual rates imposed exceed the following amounts:

                                                                                           AMOUNT
                                     ISSUE AGES              POLICY YEARS               (PER $1,000)
                                     ----------              ------------               ------------
SINGLE LIFE POLICY                       0-9                     1-15                       $0.84
                                                                  16+                       $0.24
                                        10-29                    1-15                       $0.96
                                                                  16+                       $0.36
                                        30-49                    1-15                       $1.08
                                                                  16+                       $0.48
                                         50+                     1-15                       $1.20
                                                                  16+                       $0.60

                                                                                           AMOUNT
                                     ISSUE AGES              POLICY YEARS               (PER $1,000)
                                     ----------              ------------               ------------
LAST SURVIVOR POLICY                    30-39                    1-20                       $0.96
                                                                  21+                       $0.00
                                        40-49                    1-20                       $1.20
                                                                  21+                       $0.24
                                         50+                     1-20                       $1.50
                                                                  21+                       $0.54

MONTHLY POLICY FEE. We assess a monthly policy fee that varies by Issue Age and Policy Year to compensate us for administrative and operating expenses that do not vary with the size of the policy. Currently, the following annualized policy fees apply:

                                                                                           AMOUNT
                                     ISSUE AGES              POLICY YEARS               (PER $1,000)
                                     ----------              ------------               ------------
SINGLE LIFE POLICY                      0-24                      1-4                       $150
                                                                  5+                        $120
                                        25-29                     1-3                       $198
                                                                  4+                        $102
                                        30-49                     1-2                       $300
                                                                  3+                        $  84
                                        50+                       1                         $600
                                                                  2+                        $  72
LAST SURVIVOR POLICY                    30-34                     1-3                       $324
                                                                  4+                        $  72
                                        35-49                     1-2                       $492
                                                                  3+                        $  72
                                        50+                       1                         $996
                                                                  2+                        $  72

In no event will the policy fees imposed exceed the annualized rates provided above.

COST OF INSURANCE. We assess a monthly cost of insurance charge to compensate us for providing the death benefit. We may use part of the monthly cost of insurance charge to recover sales and promotional expenses arising from the issuance of the Policy. This expense recovery component is higher in early Policy Years.

The charge depends on a number of variables (including Issue Age, Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and in most states, sex) that would cause it to vary from Policy to Policy and from Monthly Charge Date to Monthly Charge Date.

      THE COST OF INSURANCE CHARGE IS EQUAL TO:

      -     the monthly cost of insurance rate; multiplied by

      -     the net amount at risk for your Policy on the Monthly Charge Date.

      THE NET AMOUNT AT RISK IS EQUAL TO:

      - the death benefit divided by an interest discount factor on the Monthly Charge Date; minus

      -     the Policy Value on the Monthly Charge Date.

We calculate the monthly cost of insurance charge after the Monthly Charge for the policy unit charge and policy fee. However, depending on the particular Rider attached to the Policy, the Monthly Charge for that Rider may be calculated either before or after the monthly cost of insurance charge. Any Rider attached to the Policy will specify the order in which we calculate the Monthly Charge for that Rider.

We calculate the cost of insurance charge separately for the Initial Face Amount and for any increase in Face Amount. If we approve an increase in your Policy's Face Amount, then a different Underwriting Class and a different cost of insurance rate may apply to the increase, based on an Insured's circumstances at the time of the increase.

We also calculate the net amount at risk separately for the Initial Face Amount and for any increase in Face Amount. In determining each net amount at risk, we allocate the Policy Value among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. If the death benefit is increased because of the requirements of Section 7702 of the Code, we will allocate such increase among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. The net amount at risk is affected by investment performance, loans, payment of Premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.

Cost of Insurance Rates. We base the cost of insurance rates on an Insured's Underwriting Class, Issue Age, Face Amount, death benefit option, number of full years insurance has been in force, and in most states, sex. The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. We reserve the right to change monthly cost of insurance rates; however, these rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday, Smoker or Nonsmoker, Male or Female. For Insureds with Attained Ages below 20, these guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Aggregated Smoker, Male or Female. Separate scales of the guaranteed maximum cost of insurance rates apply to substandard risk classifications or policies with flat or temporary extra mortality charges. For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on an Insured's Attained Age, Underwriting Class, Policy Year and a blend of the 1980 Commissioners Standard Ordinary Mortality Tables for males and females. Any change in the cost of insurance rates will be on a uniform basis for all Insureds of the same sex, Underwriting Class, Issue Age, Face Amount, death benefit option, and number of full years insurance has been in force.

Underwriting Class. The Underwriting Class of an Insured will affect the cost of insurance rates, as will the incurrence of any flat or temporary extra mortality charges. We currently place Insureds into one of the following classes: preferred non-tobacco, select non-tobacco, or standard tobacco. Insureds can also be placed into one of a number of substandard non-tobacco or substandard tobacco classes. Substandard classes reflect higher mortality risks.

      - In an otherwise identical Policy, an Insured in the preferred class will have a lower cost of insurance rate than an Insured in a select class, and an Insured in a select class will have a lower cost of insurance rate than an Insured in a substandard class.

      -     Juveniles will be classified as standard tobacco until Attained Age
            20. Shortly before an Insured attains age 20, we will notify the Insured about reclassification and will send the Insured an application for change in Underwriting Class. If the Insured does not qualify as a preferred non-tobacco or select non-tobacco or does not return the application, cost of insurance rates for standard tobacco will be used. However, if the Insured returns the application and qualifies as a preferred non-tobacco, the cost of insurance rates will be changed to reflect the preferred non-tobacco classification. If the Insured returns the application and qualifies as a select non-tobacco, the cost of insurance rates will reflect the select non-tobacco classification.

      - Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Underwriting Class.

CHARGES FOR RIDERS. The Monthly Charge includes charges for any supplemental insurance benefits you add to your Policy by Rider.

SURRENDER CHARGES

We do not deduct any Surrender charges if you Surrender the Policy or take any partial withdrawals.

DAILY CHARGES

We deduct daily charges from each Investment Account (but not the Fixed-Rate Account) to compensate us for certain mortality and expense risks we assume, and for certain administrative expenses we incur.

The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the administrative charge limits we set in the Policy. Currently, the mortality and expense risk charge is equal to the assets in each Investment Account, multiplied by 0.0002740%, which is the daily portion of the annual mortality and expense risk charge rate of 0.10% during all Policy Years.

The administrative expense charge is equal to the assets in each Investment Account, multiplied by 0.0005479%, which is the daily portion of the annual administrative expense charge of 0.20% during all Policy Years. If these charges do not cover our actual costs, we absorb the loss. Conversely, if the charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges and may use these profits for any lawful purpose including covering distribution expenses.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the various accounts available under the Investment Options each Policy Year with no additional charge.

      - We may deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate us for the cost of processing these transfers.

      - For purposes of assessing the transfer charge, we consider each Acceptable Request to be one transfer, regardless of the number of Investment Options affected by the transfer.

      -     We deduct the transfer charge from the target Investment Option.

      - Transfers due to dollar cost averaging, loans, the exchange privilege, change in Investment Account investment policy, or the initial reallocation of account values from the Fixed-Rate Account do NOT count as transfers for the purpose of assessing any transfer charge.

ACCELERATED DEATH BENEFIT FEE

If you qualify for and elect to receive a one-time lump-sum accelerated death benefit payment, we will discount any accelerated death benefit payment for one year of interest and an administrative expense charge not to exceed $200. For more information on accelerated death benefits, see "Death Benefit -- Accelerated Death Benefit."

LOAN INTEREST CHARGE

We charge you interest (the "charged interest rate") on a loan at a maximum interest rate of 4% or the published monthly average of corporate bond yields for the calendar month ending 2 months before the month in which the Policy Year begins. The charged interest rate is set at the beginning of the Policy Year. We also credit interest on amounts in the Loan Account (the "earned interest rate") at a minimum annual earned interest rate of 2% less than the charged interest rate then in effect during the first 15 Policy Years. After the first 15 Policy Years, the minimum earned interest rate is 0.5% less than the charged interest rate then in effect. As a result, the loan interest charge on a loan will never be more than 2% during the first 15 Policy Years or 0.5% thereafter (the minimum annual earned interest rate).

PORTFOLIO EXPENSES

The Portfolios deduct management fees and other expenses from their assets. The value of the net assets of each Investment Account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Investment Account invests. Portfolio expenses for the Investment Accounts may also change periodically. For further information, consult the Portfolios' prospectuses and the Annual Operating Expense table included in the summary of this prospectus.

FEDERAL TAX CONSIDERATIONS

INTRODUCTION. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service ("IRS").

TAX STATUS OF THE POLICY. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Although guidance as to how these requirements are to be applied is limited, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives, and there is more uncertainty as to those contracts. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate Premiums and cash values, have not been explicitly addressed in published IRS rulings. While we believe that the Policies do not give Owners investment control over Separate Account assets, we reserve the right to modify the Policies or to limit the number of variable options available under the Policy in order to seek to prevent an Owner from being treated as the Owner of a pro rata share of the assets in the Separate Account.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the underlying Funds, will satisfy these diversification requirements.

CHANGES TO COMPLY WITH THE LAW. So that your Policy continues to qualify as life insurance under the Code or to avoid having the Policy become a MEC, we reserve the right to limit or refund all or part of your Premium payments. We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance under the Code. We also may:

      -     make changes to your Policy or its Riders; or

      - make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

If we make any changes of this type, we will make similar changes to all affected policies.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that Death Benefit Proceeds under a Policy are excludable from the gross income of the Beneficiary for federal income tax purposes. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted as to these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. (The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.) When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a MEC.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as MECs with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The Policy will be a MEC if the premiums we receive are greater than the "seven-pay limit" as determined under
Section 7702A of the Code. The "seven-pay limit" means that, during the first seven years of the policy, the sum of the actual premiums paid may not exceed the sum of the "seven-pay premium". Generally, the "seven-pay premium" is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premiums" were $1,000, the maximum cumulative premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years, $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of premiums paid during each of the policy's first seven years.

Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. For example, a reduction in benefits during the first seven contract years for a Policy issued on a single life, or at any time for a Policy issued on two or more lives, may cause the Policy to be classified as a MEC. A Policy that is acquired in exchange for a life insurance contract classified as a MEC prior to the exchange will be classified as a MEC. A Policy that is acquired in exchange for a life insurance contract not classified as a MEC prior to the exchange will generally not be classified as a MEC if no Premiums are paid under the Policy during the first seven Policy Years after the exchange. A current or prospective Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

If a Policy becomes a MEC, all distributions during the contract year in which the policy becomes a MEC will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

MULTIPLE POLICIES. All MECs that are issued (or that subsequently become a MEC) by us or our affiliates to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

      - All distributions other than death benefits, including distributions upon full or partial Surrenders and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

      - Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly, as described above.

      - A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.

You should consult a tax adviser to determine if you may be subject to the 10% penalty tax on any distribution or loan that you receive under the Policy.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC are generally treated first as a recovery of the Owner's investment in the Policy and, only after the recovery of all investment in the Policy, as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions.

Finally, distributions and loans from or secured by a Policy that is not a MEC are not subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free. When a loan is taken out under a Policy that is a MEC, your investment in the Policy is increased by the amount of the loan that is treated as a taxable distribution.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is Surrendered, canceled, or allowed to Lapse, the amount of the outstanding indebtedness (plus accrued interest) will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. Withholding of Federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies the Company of that election. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

SECTION 1035 EXCHANGES. Code section 1035 generally provides that no gain or loss shall be recognized by the Owner on the exchange of one life insurance contract for another life insurance contract, an annuity contract or an endowment contract. Contracts subject to tax rules in effect prior to certain legislative changes are likely to be treated as new contracts for purposes of both section 7702, which establishes the tests for whether a contract is a life insurance contract for Federal income tax purposes, and section 7702A, which provides the criteria for determining whether a contract is a MEC. Prospective purchasers wishing to take advantage of section 1035 should consult their tax advisers.

BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS. Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to the tax.

OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under federal tax law. The particular situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes. A tax adviser should be consulted as to these consequences.

ACCELERATED DEATH BENEFITS. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. However, you should consult a qualified tax adviser about the consequences of receiving a payment under this benefit.

TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy issued on a last survivor basis to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising the policy split rider.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

OUR INCOME TAXES

Under current Federal income tax law, as a life insurance company we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes in addition to Premium taxes. These other taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes. If we charge for such taxes in the future, such charges will be imposed on all affected policies.

RIDERS

The following Riders offering supplemental benefits are available under the Policy. Most of these Riders are subject to age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. We deduct any Monthly Charges for these Riders from the Policy Value as part of the Monthly Charge. These Riders (which are summarized below) provide fixed benefits that do not vary with the investment performance of the Separate Account. These Riders may not be available in all states. Please contact us for further details.

      AUTOMATIC INCREASE RIDER. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. This Rider increases the Face Amount of the Policy by 5% of the Initial Face Amount on each of the first ten policy anniversaries. You can only select this Rider at issue. Guaranteed and current charges are the same as for the Initial Face Amount of the base policy.

      FOUR-YEAR TERM BENEFIT RIDER. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. Subject to our underwriting requirements, this Rider provides level term insurance coverage equal to 125% of the Initial Face Amount for 4 years from the Issue Date. You can only select this Rider at issue.

      GUARANTEED MINIMUM DEATH BENEFIT RIDER. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. Under this Rider, your Policy and any other Riders added to it will remain in force even if the Cash Surrender Value is less than the Monthly Charge when due if you satisfy the Rider's premium requirement. This Rider requires that the total Premium payments you've made are equal to or greater than: (a) the total monthly guaranteed minimum death benefit Premiums (as specified in the Policy) for each Monthly Charge Date starting with the Policy Date;
      (b) any Outstanding Loan Amount; and (c) the total withdrawals you've made. There is no specific charge to add this Rider to your policy, although required Premium levels must be paid in order to activate its benefits.

      WAIVER OF MONTHLY CHARGES RIDER. This Rider is available only for a Policy issued on a single life basis at issue for Issue Ages 20-60 and at Attained Age 20 for Issue Ages 0-19. This Rider waives the Monthly Charge while the Insured is disabled, as defined in the Rider, as long as the disability commenced prior to the Insured's Attained Age 65 and has continued for at least six consecutive months without any period of recovery. We impose a charge each month as part of the Monthly Charge if you select this Rider, which depends on the Issue Age and, in most states, sex of the Insured (the charge is higher for females than males). Additional restrictions and charges apply if you have selected this Rider and later increase your Face Amount.

      POLICY SPLIT RIDER. This Rider is available only for Policies issued on a last survivor basis. It allows the base policy to be split into two single life Policies in the event of a divorce between two married Insureds, or a business dissolution between two Insured partners or significant shareholders. The election to split the policy must be made between 6 months and 1 year of the triggering event. YOU SHOULD CONSULT A TAX ADVISER ABOUT THE TAX CONSEQUENCES OF SPLITTING A POLICY.

      SINGLE LIFE TERM RIDER. This Rider is available only at issue for Policies issued on a last survivor basis. This Rider is available for one of the covered Insureds. It provides a level death benefit on the death of the covered Insured in the form of term insurance. It is available only at issue and will provide coverage through the Insured's age 80. The Rider will be taken into account in determining the minimum guarantee Premiums under the Guaranteed Minimum Death Benefit Rider.

SALE OF THE POLICY

The Policy is offered continuously by Teachers Personal Investors Services, Inc. ("TPIS"), a subsidiary of TIAA which is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the NASD. TPIS may be considered the "principal underwriter" for interests in the Policy. Anyone distributing the Policy must be a registered representative of TPIS, whose main office is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the Policies. Although TIAA-CREF Life will pay TPIS a fee from its general account assets, this fee will include amounts derived from the mortality and expense risk charge.

ADDITIONAL INFORMATION

STATE VARIATIONS

This prospectus provides a general description of the Policy. Policies issued in your state may provide different features and benefits from, and impose a different cost than, those described in this prospectus. Your actual Policy and any endorsements are the controlling documents. You should read the Policy carefully for any variations in your state. If you would like to review a copy of the Policy and endorsements, contact our Administrative Office.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy, the Separate Account and the Portfolios, presenting separate sets of values based on current and guaranteed charges, but do not deduct charges for any Riders.

LEGAL PROCEEDINGS

The Separate Account, the Company, TPIS, and Advisors are not involved in any legal action or any pending or threatened lawsuits that they believe will have a materially adverse impact on them or on the Separate Account.

FINANCIAL STATEMENTS

Our financial statements and the financial statements for the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

GLOSSARY

ACCEPTABLE NOTICE OR REQUEST

The notice or request you must deliver to us at our Administrative Office to request or exercise your rights as Owner under the Policy. To be complete, each such notice or request must: (1) be in a form we accept; (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified (including your policy number, your full name, the full name of the Insured(s), and your current address); and (3) be received at our Administrative Office.

ADMINISTRATIVE OFFICE

The office you must contact to exercise any of your rights under the Policy. You should send all payments and requests to: TIAA-CREF Life Insurance Company, Administrative Office, 730 Third Avenue, New York, New York 10017-3206,
Telephone: (800) 223-1200.

ATTAINED AGE

A person's age on the Policy Date, plus the number of full Policy Years completed since the Policy Date. We increase "Attained Age" by one year on each Policy Anniversary.

BENEFICIARY

The person(s) you select to receive the Death Benefit Proceeds from the Policy.

BUSINESS DAY

Any day that the New York Stock Exchange or its successor is open for trading. It usually ends at 4:00 PM Eastern Time or when trading closes on the New York Stock Exchange or its successor, whichever is earlier. If we receive your payment or request after the end of a Business Day, we'll process it as of the end of the next Business Day. Certain restrictions may apply with respect to particular Portfolios. See "Telephone and Internet Requests."

CASH SURRENDER VALUE

The amount we pay when you Surrender your Policy. It is equal to the Policy Value less any Outstanding Loan Amount.

CODE

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

COMPANY (WE, US, OUR)

TIAA-CREF Life Insurance Company.

DEATH BENEFIT PROCEEDS

The amount we pay to your beneficiaries when we receive satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy. The amount equals the death benefit under the death benefit option you've chosen plus any Riders you've added, minus any Outstanding Loan Amount and any overdue Monthly Charges. Death proceeds under a last survivor Policy's Single Life Level Term Insurance Rider, if attached, are payable when the person insured by the Rider dies.

FACE AMOUNT

The dollar amount of insurance selected by the Owner. The Face Amount may be increased or decreased after issue, subject to certain conditions. The Face Amount may be affected by any accelerated death benefit payments, changes in death benefit options, partial withdrawals, and automatic increases in Face Amount. The Face Amount is a factor in determining the death benefit and certain charges.

FINAL POLICY DATE

The date the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100. After the Final Policy Date, the death benefit will equal the Policy Value, we will not accept any additional Premiums, and we will not make Monthly Charges.

FIXED-RATE ACCOUNT

An Investment Option supported by our general account. Policy Value allocated to the Fixed-Rate Account earns at least 3% annual interest.

FUND

An investment company that is registered with the Securities and Exchange Commission. The Policy allows you to invest in certain Portfolios of TIAA-CREF Life Funds that are listed on the front page of this prospectus.

GRACE PERIOD

The period after which a Policy will Lapse if you do not make a sufficient payment.

GUIDELINE PREMIUM TEST

One of the two alternative tests under the Code to analyze whether a policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

INITIAL FACE AMOUNT

The Face Amount on the Issue Date.

INSURED

A person whose life is insured by the Policy.

INVESTMENT ACCOUNTS

Each Investment Account is a subaccount of the Separate Account, and invests its assets in shares of a corresponding Portfolio of the TIAA-CREF Life Funds.

INVESTMENT OPTIONS

The options you can choose from when you're allocating Net Premiums under the Policy. The Investment Options for the Policy include the Investment Accounts and the Fixed-Rate Account.

ISSUE AGE

An Insured's age as of his or her last birthday on or prior to the Policy Date.

ISSUE DATE

The date on which the Policy is issued at our Administrative Office. This date is used to measure suicide and contestable periods.

LAPSE

When your Policy terminates without value after a Grace Period. You may reinstate a Lapsed Policy, subject to certain conditions.

LAST INSURED

The Last Insured to die under a last survivor Policy.

LOAN ACCOUNT

The account within our general account to which we transfer Policy Value from the Investment Options as collateral when you take out a policy loan.

MEC

A Modified Endowment Contract, which is a special kind of life insurance policy as defined under the Code. A MEC doesn't receive the same tax advantages as other life insurance policies.

MONTHLY CHARGE

This is the monthly amount we deduct from the Policy Value on each Monthly Charge Date. The Monthly Charge includes the policy unit charge, policy fee, cost of insurance charge, and charges for any Riders.

MONTHLY CHARGE DATE

The day we deduct the Monthly Charge from your Policy Value. It's the same date of each calendar month as the Policy Date, or it's the last day of the month if that comes first.

NET PREMIUM

The portion of a Premium payment allocated to the Investment Options. It equals the Premium less the Premium expense charge.

OUTSTANDING LOAN AMOUNT

The amount in the Loan Account plus any unpaid and accrued interest you owe.

OWNER (YOU, YOUR)

The person entitled to exercise all rights as Owner under the Policy.

POLICY ANNIVERSARY

The same date of each calendar year as the Policy Date. If the Policy Date is February 29th and the current calendar year is not a leap year, the Policy Anniversary will be February 28th.

POLICY DATE

The effective date of the Policy as set forth in the Policy. The Policy Date is used to determine Monthly Charge Dates and Policy Years. The Policy Date is generally the same as the Issue Date but, subject to state approval, may be another date agreed upon by us and the proposed Insured(s).

POLICY VALUE

The sum of your Policy's values in the Investment Accounts, the Fixed-Rate Account, and the Loan Account.

POLICY YEAR

A year that starts on the Policy Date or on a policy anniversary.

PORTFOLIO

One of the following portfolios of the TIAA-CREF Life Funds: the Stock Index Fund, the Growth Equity Fund, the Growth and Income Fund, the International Equity Fund, and the Social Choice Fund. Each Investment Account invests exclusively in one Portfolio.

PREMIUMS

All payments you make under the Policy other than repayments of Outstanding Loan Amounts.

RIDER

An amendment, addition, or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy's coverage. A Rider that is added to the Policy becomes part of the Policy.

RIGHT TO CANCEL PERIOD

The period shown on your Policy's cover page during which you may examine and return the Policy to us at our Administrative Office and receive a refund. The length of the Right to Cancel Period varies by state.

SEPARATE ACCOUNT

TIAA-CREF Life Separate Account, VLI-1. The Separate Account is divided into Investment Accounts, each of which invests in shares of a corresponding Portfolio of the TIAA-CREF Life Funds.

SURRENDER

To cancel the Policy by Acceptable Request from the Owner or the Owner's assignee and return of the Policy to us at our Administrative Office.

UNDERWRITING CLASS

A class we assign to the person insured by the policy and use to calculate cost of insurance charges. Classes are based on health, tobacco use, and other non-medical factors. The classes are: preferred non-tobacco, select non-tobacco, and standard tobacco. There are also various substandard non-tobacco and substandard tobacco classes. These classes may include any flat or temporary extra mortality charges.

UNIT

A unit of measure used to calculate the amount of Policy Value in any Investment Account.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

[TO BE INSERTED WHEN FINALIZED.]

[Outside back cover page]

To learn more about the Policy, you should read the statement of Additional Information ("SAI") dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefit Proceeds, Cash Surrender Values, and Policy Values, and to request other information about the Policy please call or write to us at our Administrative Office (1-800-223-1200).

The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.





Investment Company Act of 1940 Registration File No. 811-10393

                      TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1
                                  (REGISTRANT)

                        TIAA-CREF LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                                730 THIRD AVENUE
                             NEW YORK, NY 10017-3206
                                 (800) 223-1200

                       STATEMENT OF ADDITIONAL INFORMATION
      FLEXIBLE PREMIUM INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICY FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This Statement of Additional Information ("SAI") contains additional information regarding a flexible premium variable universal life insurance policy (the "Policy") offered by TIAA-CREF Life Insurance Company (the "Company"). We issue the Policy on a single life or a last survivor basis. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2003 and the prospectuses for the portfolios of the TIAA-CREF Life Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2003.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

ADDITIONAL POLICY INFORMATION.....................................................................................1
      THE POLICY..................................................................................................1
      OUR RIGHT TO CONTEST THE POLICY.............................................................................1
      POLICY COST FACTORS.........................................................................................1
      ADDITIONAL OWNERSHIP RIGHTS.................................................................................2
      ADDITIONAL INFORMATION ON DOLLAR COST AVERAGING.............................................................3
      SUICIDE EXCLUSION...........................................................................................3
      MISSTATEMENT OF AGE OR SEX..................................................................................4
      CHANGING DEATH BENEFIT OPTIONS..............................................................................4
      PAYMENT OF POLICY BENEFITS..................................................................................5
      DELAYS IN PAYMENTS WE MAKE..................................................................................6
      POLICY TERMINATION..........................................................................................7
ADDITIONAL INFORMATION ON SALES OF THE POLICIES...................................................................7
ILLUSTRATIONS.....................................................................................................8
PERFORMANCE DATA..................................................................................................8
ADDITIONAL INFORMATION...........................................................................................10
      LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES.......................................................10
      REPORTS TO OWNERS..........................................................................................10
      SAFEKEEPING OF ACCOUNT ASSETS..............................................................................11
      RECORDS....................................................................................................11
      LEGAL MATTERS..............................................................................................11
      EXPERTS....................................................................................................11
      ADDITIONAL INFORMATION ABOUT THE COMPANY...................................................................11
      ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT..........................................................12
      POTENTIAL CONFLICTS OF INTEREST............................................................................12
      OTHER INFORMATION..........................................................................................12
      FINANCIAL STATEMENTS.......................................................................................12
INDEX TO FINANCIAL STATEMENTS.....................................................................................1

            ADDITIONAL POLICY INFORMATION

                                   THE POLICY

The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are true to the best knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

                         OUR RIGHT TO CONTEST THE POLICY

In issuing the Policy, we rely on all statements made by or for you and/or an Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy after the Policy has been in force during the lifetime of the Insured(s) for 2 years from the Issue Date, except for nonpayment of Premium. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the lifetime of the Insured(s) for 2 years. However, if we issue the Policy as a result of a conversion option from term insurance, we will measure the contestable period from the Issue Date of the term policy.

If your Policy Lapses and we reinstate it, we have the right to contest the validity of your Policy for two years from the date that it was reinstated. Once your reinstated Policy has been in force for two years from the reinstatement date during the lifetime of the person Insured by the Policy, we generally lose the right to contest its validity.

If you change the Death Benefit Option from 1 to 2, we may contest the amount of any increase in the death benefit due to such change after such change has been in force during the lifetime of the Insured(s) for 2 years from the date the change takes effect. If the Face Amount has been increased subject to evidence of insurability, we will not contest such increase after it has been in force during the lifetime of the Insured(s) for 2 years from the date the increase takes effect. If we successfully contest a change from Death Benefit Option 1 to 2 or an increase in Face Amount subject to evidence of insurability, the death benefit will be what would have been payable had such change or increase not taken effect. We will refund to your Policy Value any additional cost of insurance, policy unit, and rider charges associated with such increase or change.

Our right to contest a last survivor Policy will vary from state to state. In most states, with respect to each life insured, this policy will be incontestable after it has been in force during the lifetime of that insured for two years from its issue date. If the death of the first insured to die occurs within two years after the issue date, we will not contest this policy due to a material misrepresentation concerning only the first insured to die more than 12 months after receipt of proof of such death.

                               POLICY COST FACTORS

We may change monthly cost of insurance rates, excess interest rates, Premium expense charges, policy fees, mortality and expense risk charges, administrative expense charges, rider charges and policy unit charges. Any change will be determined in accordance with the procedures and standards on file with the insurance department of the state in which this policy is delivered. Any changes in policy cost factors will be based on changes in future expectations for (1) mortality; (2) expenses; (3) persistency; (4) investment earnings; (5) federal taxes; and (6) state or local taxes.

Changes in policy cost factors will be determined prospectively, will not occur because of a change in an Insured's health or occupation, and will not be made to recoup any prior losses. We will not change policy cost factors more frequently than once a month. We will review the Policy for a class of Insureds to determine whether an adjustment in policy cost factors should be made at least once a year for interest and at least once every five Policy Years for other policy cost factors.

                           ADDITIONAL OWNERSHIP RIGHTS

You, as the owner, may exercise certain rights under the Policy, including the following:

SELECTING AND CHANGING THE BENEFICIARY

      - You designate the Beneficiary (the person to receive the Death Benefit Proceeds when the Insured dies on a single life Policy or the Last Insured dies on a last survivor Policy) in the application.

      - There are two Beneficiary classes -- primary and contingent. You may designate more than one Beneficiary in a class. If you designate more than one primary Beneficiary, then each primary Beneficiary that survives the Insured on a single life Policy or the Last Insured on a last survivor Policy shares equally in any Death Benefit Proceeds unless you instruct us otherwise in an Acceptable Notice.

      - If no primary beneficiaries survive the Insured on a single life Policy or the Last Insured on a last survivor Policy, then all those named as contingent beneficiaries who are still living will receive an equal portion of the Death Benefit Proceeds, unless you instruct us otherwise in an Acceptable Notice.

      - If there is not a designated Beneficiary surviving at the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you, if living, or to your estate.

      - You may also designate a Beneficiary as revocable or irrevocable. The consent of any irrevocable Beneficiary is needed to exercise any policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and transferring among Investment Options.

      - You can change a revocable Beneficiary by providing us with Acceptable Notice while an Insured is living.

      - The change is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured on a single life Policy or the Last Insured on a last survivor Policy is living when we receive the notice.

      - We are not liable for any payment or other actions we take based on existing beneficiary designations before we receive your Acceptable Notice.

      - A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

CHANGING THE OWNER

      - You may change the Owner by providing an Acceptable Notice to us at any time while an Insured is alive. If you change the Owner, your ownership rights terminate and the new Owner will be entitled to all rights available under the Policy.

      - The change is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured on a single life Policy or the Last Insured on a last survivor Policy is living when we receive the request.

      - We are not liable for any payment or other actions we take before we receive your Acceptable Notice.

      - Changing the Owner does not automatically change the Beneficiary or the Insured(s).

      - Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

ASSIGNING THE POLICY

      - You may assign Policy rights while an Insured is alive by submitting an Acceptable Notice to us. You retain any ownership rights that are not assigned.

      - An absolute assignment of the Policy will cause the assignee to become the Owner. A collateral assignment will not cause a change of ownership. However, your interests and the interests of any Beneficiary or other person will be subject to any collateral assignment.

      -     Assignments are subject to any outstanding policy loan.

      -     We are not:

            - bound by any assignment unless we receive an Acceptable Notice of the assignment;

            - responsible for the validity of any assignment or determining the extent of an assignee's interest; or

            - liable for any payment we make before we receive Acceptable Notice of the assignment.

      - Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

                 ADDITIONAL INFORMATION ON DOLLAR COST AVERAGING

In most states, the first transfer will take place on the first Monthly Charge Date after our receipt of your Acceptable Request. In states which require us to refund payments made during the Right to Cancel period, the first transfer will be made on the first Monthly Charge Date after the later of: (a) the end of the Right to Cancel Period, or (b) our receipt of your request to start the program. When the Monthly Charge Date falls on a day that is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day.

You also decide how many scheduled transfers to make, although we require a minimum of 6 transfers for this program. If you don't choose a number, transfers will be made until there is no Policy Value remaining in the Fixed-Rate Account. We won't charge you for any transfers made under this program. We reserve the right to only allow you to start one dollar cost averaging program in any Policy Year.

DOLLAR COST AVERAGING WILL END IF:

      -     we receive your Acceptable Request to cancel your participation;

      - the value in the Fixed-Rate Account is insufficient to make the transfer; or

      -     the specified number of transfers has been completed.

You will receive notice of transfers made under the dollar cost averaging program in your quarterly statement. You are responsible for reviewing the quarterly statement to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing any transfer fee.

We may modify, suspend, or discontinue the dollar cost averaging program at any time.

                                SUICIDE EXCLUSION

If an Insured commits suicide within 2 years of the Issue Date, the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. However, if the Policy is issued as a result of a conversion option from term insurance, the suicide period will be measured from the Issue Date of the term policy.

If an Insured commits suicide within 2 years from the effective date of any increase in Face Amount for which evidence of insurability had been provided, or within 2 years from the effective date of a change from Death Benefit

Option 1 to 2, the Policy will terminate and our liability will be limited to the death benefit that would have been payable had the increase or change not taken effect. We will also refund to your Policy Value any additional cost of insurance, policy unit, and rider charges associated with such increase or change.

For last survivor Policies, the suicide exclusion varies from state to state. In certain states, if either Insured commits suicide, the suicide exclusion will apply and the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. In these states, we will generally offer the surviving Insured a single life Policy without evidence of insurability. In the remaining states, the suicide exclusion will apply only upon the suicide of the Last Insured.

                           MISSTATEMENT OF AGE OR SEX

If an Insured's age or, in most states, sex was stated incorrectly in the application and we discover such misstatement after the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy, the amount of death benefit will be that which would be purchased by the most recent deduction for the cost of insurance charge at the correct age or sex. The amount of death benefit for any riders will be that which would be purchased by the most recent deduction for rider charges at the correct age or sex. However, in most states, if we discover such misstatement while the Insured on a single life Policy or the Last Insured on a last survivor Policy is living, we will retroactively adjust the Policy Value to reflect the Monthly Charges that should have been made for the correct age or sex of the Insured(s).

                         CHANGING DEATH BENEFIT OPTIONS

The following rules apply to any change in death benefit options:

      - You must submit an Acceptable Request for any change in death benefit options.

      - The effective date of the change in death benefit option will be the Monthly Charge Date on or following the date when we approve your request for a change.

      - Under a single life Policy, we will not permit a change in death benefit option if Monthly Charges are then being waived under any Waiver of Monthly Charges Rider attached to the Policy.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2:

      - For a single life policy, the Insured must be alive, and for a last survivor Policy, both Insureds must be alive.

      - Where permitted by law, we may require satisfactory evidence of insurability for this change.

      - We will decrease the Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount) on the effective date of the change by the Policy Value.

      - The death benefit will remain approximately the same on the effective date of the change.

      - The net amount at risk will generally remain level. This means there may be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Policy Value increases (unless the death benefit is based on the applicable percentage of Policy Value).

      - If the Face Amount would be reduced to less than the minimum Face Amount in which the Policy could be issued, then we will not allow the change in death benefit option.

      - If, before the change, the Face Amount is less than the minimum death benefit required by Code Section 7702, then we will not allow the change in death benefit option.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1:

      - For a single life policy, the Insured must be alive, and for a last survivor Policy, at least one of the Insureds must be alive.

      -     We do not require evidence of insurability for this change.

      - The Face Amount will be increased on the effective date of the change by the Policy Value.

      - The death benefit will remain approximately the same on the effective date of the change.

      - Unless the death benefit is based on the minimum death benefit required by Code Section 7702, if the Policy Value increases, the net amount at risk will decrease, thereby reducing the cost of insurance charge. Similarly, if the Policy Value decreases, the net amount at risk will increase, thereby raising the cost of insurance charge.

                           PAYMENT OF POLICY BENEFITS

DEATH BENEFIT PROCEEDS. Death Benefit Proceeds will ordinarily be paid to the Beneficiary within 7 days after we receive satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy and all other requirements are satisfied, including receipt by us at our Administrative Office of all required documents. We determine the amount of a payment from the Separate Account as of the date of death. If you don't choose a payment method, your Beneficiary can choose one when he or she files a claim after the death of the Insured. If Death Benefit Proceeds are paid in a single sum, we pay interest from the date of death to the date of payment or as required by applicable state law.

Death Benefit Proceeds from a Single Life Term Rider on a last survivor Policy are paid once we receive satisfactory proof of the death of the chosen Insured.

PAYMENT METHODS. In lieu of a single sum payment on death, Surrender, or maturity, you may elect one of the following payment methods. Payment under these payment methods will not be affected by the investment performance of any Investment Accounts after proceeds are applied. YOU SHOULD CONSULT A TAX ADVISER AS TO THE TAX CONSEQUENCES OF ELECTING THE INCOME PAYMENT METHOD BEFORE MAKING SUCH ELECTION.

The choice of payment method may be made by you or changed during the lifetime of an Insured. If you do not make a choice, the Beneficiary may choose a method when filing a claim following the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy. If you change the Beneficiary, the payment method you had chosen is revoked. You may name contingent (secondary) payees for Methods 1 and 2, and for the guaranteed period of Method
3. A payment method for these contingent payees may be chosen within our rules.

We may void a choice of method for any of the following reasons:

      -     you assign the Policy after making a choice of method;

      - the proceeds are payable to a corporation, association, partnership or estate, either in or out of trust;

      - the proceeds to be applied for any person under Method 1 are less than $5,000; or

      -     any monthly payment under Method 2 or 3 would be less than $25.

The following payment methods are available:

      - METHOD 1 -- INTEREST PAYMENTS. We will hold the proceeds and make interest payments at an effective rate of at least 2.5% per year, until the death of the payee or the end of a chosen period of not more than thirty years, whichever comes first. At any time, the payee can Surrender the Policy and the Surrender value will be the proceeds then held by us.

      - METHOD 2 -- PAYMENTS FOR A FIXED PERIOD. We will make payments each month for the number of years chosen based on interest at an effective rate of at least 2.5% per year. The guaranteed minimum amount of each monthly payment per thousand dollars of proceeds is shown in your Policy. At any time, the payee can Surrender the Policy and the Surrender value will be the commuted value of any unpaid payments. The commuted value is based on interest at the effective rate of 2.5% per year and is less than the sum of the remaining payments.

      - METHOD 3 - LIFE ANNUITY WITH 0-, 10-, 15-, OR 20-YEAR GUARANTEED PERIOD. A payment will be made to the payee each month for life. The guaranteed minimum amount of each monthly payment per thousand dollars of proceeds is shown in your Policy. If the payee dies within the guaranteed period, the person you or the payee chooses can Surrender the Policy and the Surrender value will be the commuted value of any unpaid monthly payments for the period chosen. The commuted value is based on interest at the effective rate of 2.5% per year and is less than the sum of the remaining payments.

PAYMENTS AFTER THE DEATH OF A PAYEE. Any monthly payments still due at the death of the payee during a guaranteed or fixed period will be continued to the person or persons named by you or by the payee to receive them. The commuted value of these payments may be paid in one sum unless we are directed otherwise. If a person receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other surviving person or persons named to receive it. If no one so named is then living, the commuted value will be paid to the estate of the last person who was receiving these payments. If no one has been named to receive these payments, or if no one so named is living at the death of the payee, the commuted value will be paid in one sum to the payee's estate. If the payee dies while all or part of the proceeds is held by us under the Interest Payments Method, that amount will be paid in one sum to the person or persons you or the payee has named to receive it. If no such person survives the payee, the amount will be paid in one sum to the payee's estate.

                           DELAYS IN PAYMENTS WE MAKE

We usually pay the amounts of any Surrender, partial withdrawal, Death Benefit Proceeds, loan, or payment methods within 7 days after we receive all applicable Acceptable Notices, and/or due proofs of death.

However, we can postpone these payments if:

      - the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; or

      - an emergency exists, as a result of which the Securities and Exchange Commission determines that (A) the disposal of shares in an Investment Account's corresponding Fund is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account's corresponding Fund; or

      - an Investment Account's corresponding Fund otherwise suspends payment or redemption of its shares pursuant to an order of the Securities and Exchange Commission; or

      - you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment of Surrenders, partial withdrawals, Death Benefit Proceeds, or payments under a payment method until the check or draft has been honored.

We have the right to defer payment of amounts from the Fixed-Rate Account for up to 6 months after receipt of Acceptable Notice, but will not defer a payment from the Fixed-Rate Account that is to be applied to pay required Premiums on other policies in force with us. We pay interest at an annual rate from the effective date of the withdrawal, Surrender or loan if we delay any payment for 10 days or more. This annual rate will be the same rate that's offered under Payment Method 1, described above.

If mandated under applicable law, we may be required to reject a premium. We may also be required to block an Owner's account and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.

                               POLICY TERMINATION

Your Policy will terminate on the earliest of:

      -     the end of the Grace Period without a sufficient payment;

      - the date the Insured on a single life Policy or the Last Insured on a last survivor Policy dies;

      - the effective date of the exchange of this policy for a paid-up life insurance policy;

      - the date this policy is exchanged for another life insurance or annuity policy; or

      -     the date you Surrender the Policy.

      ADDITIONAL INFORMATION ON SALES OF THE POLICIES

TPIS is responsible for distributing the Policies pursuant to a distribution agreement with us. TPIS may be considered the "principal underwriter" for interests in the Policy. TPIS, a Delaware corporation, is located at 730 Third Avenue, New York, New York 10017-3206. TPIS is a subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"). TPIS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the NASD.

We offer the Policies to the public on a continuous basis through TPIS. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

TPIS offers the Policies through its sales representatives. Sales representatives must be registered representatives of TPIS and licensed as insurance agents and appointed by us. No commissions are paid in connection with the distribution of the Policies.

We pay TPIS a fee from our general account assets for sales of the Policies. We intend to recoup payments made to TPIS through fees and charges imposed under the Policy.

      ILLUSTRATIONS

We may provide illustrations for death benefit, Policy Value, and Cash Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Portfolios, the amounts deducted for the Policy's Monthly Charges, the Portfolios' expense ratios, and your Policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and Underwriting Class, the death benefit option, Face Amount, planned Premiums, and Riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

      PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the Portfolios. We have not deducted charges for any Riders. These charges would lower the performance figures significantly if reflected.

During extended periods of low interest rates, the yields of any Investment Account investing in a money market portfolio may also become extremely low and possibly negative.

From time to time, we may advertise yields, effective yields, and total returns for the Investment Accounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the Investment Accounts in comparison to certain performance rankings and indices. Effective yields and total returns for an Investment Account are based on the investment performance of the corresponding Portfolio. Portfolio expenses influence Portfolio performance.

In advertising and sales literature, the performance of each Investment Account may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Investment Accounts. Lipper Analytical Services, Inc. ("Lipper") and Variable Annuity Research Data Service ("VARDS") are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issues on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature for the Policies may also compare the performance of the Investment Accounts to the Standard & Poor's Composite Index of 500 Common Stocks, the Morgan Stanley EAFE Index(R), the Russell 1000 Index(R), the Russell 2000 Index(R), and the Dow Jones Indices, all widely used measures of stock market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Policies may also contain information on the effect of tax deferred compounding on Investment Account investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison of various points in time of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. All income and capital gains derived from Investment Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Portfolio's investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which an Investment Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, Policy Values, and Cash Surrender Values under your Policy.

TOTAL RETURNS

The total return of an Investment Account refers to return quotations assuming an investment under a Policy has been held in the Investment Account for various periods of time including, but not limited to, a period measured from the date the Investment Account commenced operations. For periods prior to the date an Investment Account commenced operations, performance information for Policies funded by that Investment Account may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Investment Account was in existence for the same periods as those indicated for the Portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Investment Account from the beginning date of the measuring period to the end of that period.

Until an Investment Account has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Investment Account's inception. When an Investment Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Investment Accounts may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the Investment Accounts, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Policy fees and charges assumed to apply to all Policy owners, including the Premium Expense Charge and Daily Charges ("Common Charges"). However, charges such as the monthly cost of insurance charge, which is based on factors, such as sex, Issue Age, Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and which therefore vary with each Policy, are not reflected in average annual total returns, nor are any charges assessed for loans or transfers ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER.

Because of the charges and deductions imposed under a Policy, performance data for the Investment Accounts will be lower than performance data for their corresponding Portfolios. The performance of an Investment Account will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. TIAA-CREF Life Funds has provided all performance information for the Portfolios, including the Portfolio total value information used to calculate the total returns of the Investment Accounts for periods prior to the inception of the Investment Accounts. TIAA-CREF Life Funds is affiliated with us.

PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH INVESTMENT ACCOUNT WILL FLUCTUATE ON A DAILY BASIS. The following table shows average annual total return performance information based on the periods that the Investment Accounts have been in existence, adjusted to reflect only Common Charges. Non-Common Charges are not reflected in the rates of return shown below. IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. These rates of return are not estimates, projections, or guarantees of future performance.

                         [Information to be provided.]

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date an Investment Account commenced operations. This performance information for the Investment Accounts will be calculated based on the performance of the Portfolios and the assumption that the Investment Accounts were in existence for the same periods as those indicated for the Portfolios, with the level of Policy charges currently in effect. The following table shows average annual total return performance information based on the periods that the underlying Portfolios have been in existence, adjusted to reflect only Common Charges. Non-Common Charges are not reflected in the rates of return shown below. IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. The results for any period prior to the Policy being offered are calculated as if the Policy had been offered during that period of time. These rates of return are not estimates, projections, or guarantees of future performance.

                         [Information to be provided.]

      ADDITIONAL INFORMATION

              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states which require "unisex" policies (currently Montana), are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

                                REPORTS TO OWNERS

At least once each year, we will send you a report showing the following information as of the end of the report period:

      -     the current Policy Value

      -     the current Face Amount

      -     the current Cash Surrender Value

      -     the current Death Benefit Proceeds

      -     the current Outstanding Loan Amounts

      - the current interest rates applicable to the Fixed-Rate Account and Loan Account

      - any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions)

      -     any other information required by law

We currently send these reports within 45 days of each Policy Anniversary. In addition, we will send you a quarterly statement as well as confirmation statements reflecting the status of the Policy following certain transactions, including the transfer of amounts from one Investment Option to another (excluding amounts transferred under the dollar cost averaging plan), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums (excluding those paid by bank draft or otherwise under an automatic payment plan). Scheduled transactions such as electronic premium payments, monthly charges, and transfers under our dollar cost averaging program will not generate a confirmation but will be reported on your quarterly statement.

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports. We will send you a semi-annual report containing the financial statements of each Portfolio in which you are invested.

                          SAFEKEEPING OF ACCOUNT ASSETS

We hold the Separate Account's assets physically segregated and apart from the general account. We maintain records of all purchases and sale of Fund shares by each of the Investment Accounts.

                                     RECORDS

We will maintain all records relating to the Separate Account and the Fixed-Rate Account at our Administrative Office.

                                  LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. Charles Stamm, Esq., has provided advice on certain matters relating to the laws of New York regarding the Policies and our issuance of the Policies.

                                     EXPERTS

The Financial Statements have been included in this SAI in reliance on the reports of Ernst & Young LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Jeffrey Goldin, Associate Actuary, as stated in his opinion filed as an exhibit to the Registration Statement.

                    ADDITIONAL INFORMATION ABOUT THE COMPANY

We are a stock life insurance company incorporated under the laws of the State of New York on November 20, 1996. We are a wholly owned subsidiary of TIAA-CREF Enterprises, Inc., which is a wholly owned subsidiary of TIAA.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund ("CREF"), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately
2.4 million people, form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2002, TIAA's assets were approximately $___ billion; the combined assets for

TIAA and CREF totaled approximately $____ billion. Neither TIAA nor CREF stands behind our guarantees with respect to the Policies.

We are subject to regulation by the Insurance Department of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the Investment Accounts under the Policy and under other variable life insurance policies we may issue. Our general account supports the Fixed-Rate Account and the Loan Account under the Policy. We are subject to regulation by the Insurance Department of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which we do business. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 45 states and the District of Columbia.

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. To the extent required, we have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

                ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

We established the TIAA-CREF Life Separate Account VLI-1 as a separate investment account under New York law on May 23, 2001. It is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. As part of the Company, the Separate Account is also subject to regulation by the State of New York Insurance Department ("NYID") and the insurance departments of some other jurisdictions in which the Policy is offered.

                         POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the Portfolios may sell shares to other separate accounts of the Company to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously.

                                OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                              FINANCIAL STATEMENTS

This SAI contains the audited statements of assets and liabilities of the Separate Account as of December 31, 2002 and 2001 and the related statements of operations and statements of changes in net assets for the years ended on those dates. Ernst & Young LLP, 5 Times Square, New York, NY 10036, serves as independent accountants for the Separate Account.

Our statements of financial condition as of December 31, 2002, 2001, and 2000 and the related statements of operations, equity, and cash flow, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Financial statements for the Separate Account prior to May 31, 2001 are not included because it had not yet commenced operations.

      INDEX TO FINANCIAL STATEMENTS

[TO BE FILED BY AMENDMENT.]

                                     PART C

                                OTHER INFORMATION

Item 27. Exhibits

(a) Board of Directors Resolutions.
      Resolution of the Board of Directors of TIAA-CREF Life Insurance Company establishing TIAA-CREF Life Separate Account VLI-1*

(b) Custodian Agreements. Not Applicable.

(c) Underwriting Contracts.
            Form of Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc.**

(d) Contracts.

      (1)   (a) Flexible Premium Variable Universal Life Insurance Policy**
            (b) Automatic Increase Rider**
            (c) Four Year Level Term Insurance Rider**
            (d) Guaranteed Minimum Death Benefit Rider**
            (e) Waiver of Monthly Charges Rider**
            (f) Aviation Limitation Endorsement**
      (2) (a) Last Survivor Flexible Premium Variable Universal Life Insurance Policy**
            (b) Last Survivor Automatic Increase Rider**
            (c) Last Survivor Four-year Level Term Insurance Rider**
            (d) Last Survivor Guaranteed Minimum Death Benefit Rider**
            (e) Last Survivor Policy Split Option**
            (f) Last Survivor Single Life Level Term Insurance Rider**
            (g) Last Survivor Aviation Limitation Endorsement**

(e) Applications.

      Form of Application**

(f) Depositor's Certificate of Incorporation and By-Laws.

      (1) Charter of TIAA-CREF Life Insurance Company**
      (2) By-laws of TIAA-CREF Life Insurance Company**

(g) Reinsurance Contracts. ***

(h) Participation Agreements.

      Form of Participation/Distribution Agreement with TIAA-CREF Life Funds**

(i) Administrative Contracts. Not Applicable.

(j) Other Material Contracts. Not Applicable.

(k) Legal Opinion.

      Opinion and Consent of Charles H. Stamm, Esq. as to the legality of the securities being registered***

(l) Actuarial Opinion. Not Applicable.

(m) Calculations. Not Applicable.

(n) Other Opinions.

      (1)  Written Consent of Charles H. Stamm, Esq.***
      (2)  Written Consent of Jeffrey Goldin, F.S.A.***
      (3)  Written Consent of Sutherland Asbill & Brennan LLP***
      (4)  Written Consent of Ernst & Young LLP, Independent Auditors***

(o) Omitted Financial Statements. Not Applicable.

(p) Initial Capital Agreements. Not Applicable.

(q) Redeemability Exemption.

            Description of Issuance, Transfer and Redemption Procedures For Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company**

----------

            * Incorporated by reference to the initial filing of the Registration Statement on Form S-6, filed June 1, 2001 (File No. 333-62162).

            ** Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162).

            *** To be filed by amendment.

Item 28. Directors and Officers of the Depositor [TO BE UPDATED]

NAME AND PRINCIPAL BUSINESS ADDRESS*       POSITION AND OFFICES WITH DEPOSITOR
------------------------------------       -----------------------------------
Scott C. Evans .........................   Director
Dennis D. Foley ........................   Director
Martin E. Galt, III ....................   Director
Richard L. Gibbs .......................   Director and Executive Vice
                                           President
Don W. Harrell .........................   Director
Matina S. Horner .......................   Director
Martin L. Leibowitz ....................   Director
Glenn A. MacFarlane ....................   Director, Vice President and
                                           Chief Financial Officer
Bertram L. Scott .......................   Director, Chairman, President and
                                           Chief Executive Officer
John A. Somers .........................   Director
Charles H. Stamm .......................   Director
Mary Ann Werner ........................   Director
James A. Wolf ..........................   Director
Richard J. Adamski .....................   Vice President and Treasurer
Gary Chinery ...........................   Assistant Treasurer
Matthew Daitch .........................   Assistant Actuary
Roderic Eaton ..........................   Assistant Investment Officer

Harry Klaristenfeld ....................   Appointed Actuary
Edward J. Leahy ........................   Assistant Secretary
Benjamin Leiser ........................   Assistant Secretary
Morlee J. Miller .......................   Chief Administrative Officer
Michael T. O'Kane ......................   Chief Investment Officer
Mark L. Serlen .........................   Secretary
Edwin H. Betz ..........................   Illustration Actuary
Kathleen VanNoy-Pineda .................   Director, Compliance
Roger A. Vellekamp .....................   Assistant Secretary
Bruce Wallach ..........................   Assistant Secretary

-----------
* The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206


Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant. [TO BE UPDATED]

TIAA-CREF Life Insurance Company, the depositor, is a direct wholly owned subsidiary of TIAA-CREF Enterprises, Inc., a direct wholly owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA.

Bethesda ARC, LLC
BT Properties, Inc.
College Credit Trust
DAN Properties, Inc.
ETC Repackaging, Inc.
Illinois Teachers Properties, LLC
JV Florida One, Inc.
JV Florida Four, Inc.
JV Georgia One, Inc.
JV Minnesota One, Inc.
JV North Carolina One, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Liberty Place Retail II, Inc.
Light St. Partners, LLP
M.O.A. Enterprises, Inc.
MOA Investors I, Inc.
NCDC Funding, LLC ND Properties, Inc.
Rouse-Teachers Holding Company
Savannah Teachers Properties, Inc.
T114 Properties, Inc.
T-Investment Properties Corp.
T-Land Corp.
TCT Holdings, Inc.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Boca Properties III, Inc.
Teachers Concourse, LLC
Teachers Mayflower, LLC
Teachers Michigan Properties, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services, Inc.
Teachers Properties, Inc.
Teachers REA, LLC

Teachers REA II, LLC
Teachers REA III, LLC
Teachers REA IV, LLC
Teachers Realty Corporation
Teachers West, LLC
Ten Westport I, LLC
TEO-NP, LLC
Three Trails Town Center, LLC
TIAA Advisory Services, LLC
TIAA CMBS I, LLC
TIAA Diamond Investor, LLC
TIAA European Funding Trust
TIAA Financial Services, LLC
TIAA Florida Mall, LLC
TIAA Franklin Square, LLC
TIAA Global Markets, Inc.
TIAA Lakepointe, LLC
TIAA Miami International Mall, LLC
TIAA Realty, Inc.
TIAA Retail Commercial, LLC
TIAA SF One, LLC
TIAA Tri-State, LLC
TIAA Timberlands I, LLC
TIAA Timberlands II, LLC
TIAA WestTown Mall, LLC
TIAA-CREF Enterprises, Inc.
TIAA-CREF Individual & Institutional Services, Inc.
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company
TIAA-CREF Trust Company, FSB
TIAA-CREF Tuition Financing, Inc.
TIAA-Fund Equities, Inc.
Twenty West Port I, LLC
TPI Housing, Inc.
Washington Teachers Properties II, Inc.
WRC Properties, Inc.
730 Texas Forest Holdings, Inc.
485 Properties, LLC
2 LPPA, LLC

Subsidiaries of Teachers Properties, Inc.:
Rouse-Teachers Holding Company
Rouse-Teachers Land Holdings, Inc.

      (1)   All subsidiaries are Delaware corporations except as follows:

      (A)   Pennsylvania non-stock, non-profit corporations:
            Liberty Place Retail, Inc.
            Teachers Pennsylvania Realty, Inc.
            Teachers Realty Corporation
      (B)   College Credit Trust, a New York Trust
      (C)   TIAA-CREF Life Insurance Company is a New York Corporation
      (D)   TIAA-CREF Trust Company, FSB is a Federal Savings Bank
      (E)   TIAA European Funding Trust, a Delaware Trust
      (F)   Light St. Partners, LLP, a Maryland Limited Liability Partnership

      (G)   Rouse-Teachers Holding Company, a Nevada Corporation

(2)   All subsidiaries are 100% owned directly by TIAA, except as follows:

      (A) TIAA-CREF Enterprises, Inc. owns 100% of the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Life Insurance Company, TIAA-CREF Tuition Financing, Inc. and TCT Holdings, Inc.
      (B) TCT Holdings, Inc. owns 100% of the stock of TIAA-CREF Trust Company, FSB.
      (C) Teachers Properties, Inc. owns 100% of the stock of TPI Housing, Inc. and 95% of the stock of Rouse-Teachers Holding Company. Rouse-Teachers Holding Company owns 100% of the stock of Rouse-Teachers Land Holdings, Inc.
      (D) ND Properties, Inc. owns 100% of the stock of IMOR, S.A., a Portuguese corporation, TIAA Lux 1, Societe a responsabilite limitee, TIAA Lux 2, Societe a responsabilite limitee and TIAA Lux 3, Societe a responsabilite limitee, all Luxemburg corporations.

(3) All subsidiaries have as their sole purpose the ownership of investments which could, pursuant to New York State Insurance Law, be owned by TIAA itself, except the following:

      (A) Teachers Advisors, Inc., which provides investment advice for the Registrant and others.

      (B) Teachers Personal Investors Services, Inc., which provides broker-dealer services for the Registrant and others.

      (C) TIAA-CREF Investment Management, LLC, which provides investment advice for College Retirement Equities Fund.

      (D) TIAA-CREF Individual & Institutional Services, Inc., which provides broker-dealer and administrative services for College Retirement Equities Fund.

      (E) TCT Holdings, Inc., which is a unitary thrift holding company, was formed for the sole purpose of holding stock of a federal chartered savings bank.

      (F) TIAA-CREF Life Insurance Company, which is a subsidiary life insurance company of TIAA, is licensed under the State of New York to market certain life insurance products not currently offered by TIAA.

      (G) TIAA-CREF Trust Company, FSB which is a federal chartered savings bank.

      (H) TIAA-CREF Tuition Financing, Inc. which was formed to administer tuition assistance plans.


Item 30. Indemnification

      The TIAA-CREF Life bylaws provide that the TIAA-CREF Life Insurance Company will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of the TIAA-CREF Life Insurance Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of the TIAA-CREF Life Insurance Company, or is or was serving at the request of the TIAA-CREF Life Insurance Company as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of the TIAA-CREF Life Insurance Company and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys' fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

            (a) Other Activity. Teachers Personal Investors Services, Inc. ("TPIS") acts as principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. TPIS is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and variable annuity contracts issued by TIAA CREF Life Separate Account VA-1.

            (b) Management. The officers of TPIS and their positions with TPIS are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

            (c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

                         [Information to be Provided]

    (1)             (2)              (3)             (4)             (5)
  NAME OF     NET UNDERWRITING
 PRINCIPAL     DISCOUNTS AND      COMPENSATION      BROKERAGE         OTHER
UNDERWRITER     COMMISSIONS       ON REDEMPTION    COMMISSIONS    COMPENSATION
-----------     -----------       -------------    -----------    ------------
   TPIS              $                $               $               $

Item 32. Location of Accounts and Records

      All accounts, books and other documents required to be maintained by
      Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant's home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918. [CONFIRM]

Item 33. Management Services

      All management contracts are discussed in Part A or Part B. [CONFIRM]


Item 34. Fee Representation

      TIAA-CREF Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, TIAA-CREF Life Separate Account VLI-1, has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the _________ day of _______________, 2003.

                              TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

                              By:   TIAA-CREF Life Insurance Company
                                    (On behalf of the Registrant and itself)


                              By:   /s/ Bertram L. Scott
                                    ------------------------------------
                                    Bertram L. Scott
                                    Chairman, President and
                                    Chief Executive Officer

      Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title                            Date
---------                   -----                            ----


/s/ Bertram L. Scott        Chairman, President and
------------------------    Chief Executive Officer
Bertram L. Scott            (Principal Executive Officer)



/s/ Glenn A. MacFarlane     Vice President and Chief
------------------------    Financial Officer (Principal
Glenn A. MacFarlane         Financial and Accounting
                            Officer)

Signature of Director          Date     Signature of Director         Date
---------------------          ----     ---------------------         ----

---------------------                   ---------------------
Scott C. Evans                          Glenn A. MacFarlane


---------------------                   ---------------------
Dennis D. Foley                         Bertram L. Scott


---------------------                   ---------------------
Martin E. Galt, III                     John A. Somers


---------------------                   ---------------------
Richard L. Gibbs                        Charles H. Stamm


---------------------                   ---------------------
Don W. Harrell                          Mary Ann Werner


---------------------                   ---------------------
Matina S. Horner                        James A. Wolf


---------------------
Martin L. Leibowitz